                                                                     Exhibit 4.2


================================================================================



                                   INDENTURE

                                    between
                                    -------




                          ANRC AUTO OWNER TRUST ____,
                                   as Issuer

                                      and
                                      ---

                            ______________________,
                             as Indenture Trustee



                           Dated as of _______,_____


================================================================================

                               TABLE OF CONTENTS
                               -----------------

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ARTICLE I           DEFINITIONS AND INCORPORATION BY REFERENCE.................................       2
  Section 1.01      Definitions................................................................       2
  Section 1.02      Incorporation by Reference of Trust Indenture Act..........................       8
  Section 1.03      Rules of Construction......................................................       9

ARTICLE II          THE NOTES..................................................................      10
  Section 2.01      Form.......................................................................      10
  Section 2.02      Execution, Authentication and Delivery.....................................      10
  Section 2.03      Temporary Notes............................................................      11
  Section 2.04      Registration; Registration of Transfer and Exchange........................      11
  Section 2.05      Mutilated, Destroyed, Lost or Stolen Notes.................................      12
  Section 2.06      Persons Deemed Owner.......................................................      13
  Section 2.07      Payment of Principal and Interest; Defaulted Interest......................      13
  Section 2.08      Cancellation...............................................................      15
  Section 2.09      Book-Entry Notes...........................................................      15
  Section 2.10      Notices to Clearing Agency.................................................      16
  Section 2.11      Definitive Notes...........................................................      16
  Section 2.12      Release of Collateral......................................................      17
  Section 2.13      Tax Treatment..............................................................      17
  Section 2.14      ERISA......................................................................      17
  Section 2.15      CUSIP Numbers..............................................................      17
  Section 2.16      Issuer's Obligations Absolute..............................................      17
  Section 2.17      Authenticating Agent.......................................................      18

ARTICLE III         COVENANTS..................................................................      19
  Section 3.01      Payment of Principal and Interest..........................................      19
  Section 3.02      Maintenance of Office or Agency............................................      19
  Section 3.03      Money for Payments to be Held in Trust.....................................      19
  Section 3.04      Existence..................................................................      21
  Section 3.05      Protection of Collateral...................................................      21
  Section 3.06      Opinions as to Collateral..................................................      22
  Section 3.07      Performance of Obligations; Servicing of Contracts.........................      22
  Section 3.08      Negative Covenants.........................................................      24
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  Section 3.09      Annual Statement as to Compliance..........................................      24
  Section 3.10      Issuer May Consolidate, etc. Only on Certain Terms.........................      25
  Section 3.11      Successor Transferee.......................................................      27
  Section 3.12      No Other Business..........................................................      27
  Section 3.13      Servicer's Obligations.....................................................      27
  Section 3.14      Restricted Payments........................................................      27
  Section 3.15      Notice of Events of Default................................................      28
  Section 3.16      Further Instruments and Acts...............................................      28
  Section 3.17      No Borrowing...............................................................      28
  Section 3.18      Compliance with Laws.......................................................      28
  Section 3.19      Amendments of Sale and Servicing Agreement and Owner Trust Agreement.......      28
  Section 3.20      Maintenance of Books and Records...........................................      28
  Section 3.21      Guarantees, Loans, Advances and Other Liabilities..........................      28
  Section 3.22      Capital Expenditures.......................................................      29
  Section 3.23      Removal of Administrator...................................................      29

ARTICLE IV          SATISFACTION AND DISCHARGE.................................................      30
  Section 4.01      Satisfaction and Discharge of Indenture....................................      30
  Section 4.02      Application of Trust Money.................................................      31
  Section 4.03      Repayment of Monies Held by Paying Agent...................................      31
  Section 4.04      Effect of Payments by the Insurer; Subrogation.............................      31

ARTICLE V           EVENTS OF DEFAULT; REMEDIES................................................      33
  Section 5.01      Events of Default..........................................................      33
  Section 5.02      Rights Upon Event of Default...............................................      34
  Section 5.03      Collection of Indebtedness and Suits for Enforcement by Indenture Trustee..      35
  Section 5.04      Remedies...................................................................      38
  Section 5.05      Optional Preservation of the Contracts.....................................      39
  Section 5.06      Priorities.................................................................      39
  Section 5.07      Limitation of Suits........................................................      40
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  Section 5.08      Unconditional Rights of Noteholders to Receive Principal and Interest......      41
  Section 5.09      Restoration of Rights and Remedies.........................................      41
  Section 5.10      Rights and Remedies Cumulative.............................................      42
  Section 5.11      Delay or Omission Not a Waiver.............................................      42
  Section 5.12      Control by Noteholders.....................................................      42
  Section 5.13      Waiver of Past Defaults....................................................      42
  Section 5.14      Undertaking for Costs......................................................      43
  Section 5.15      Waiver of Stay or Extension Laws...........................................      43
  Section 5.16      Action on Notes............................................................      43
  Section 5.17      Performance and Enforcement of Certain Obligations.........................      44

ARTICLE VI          THE INDENTURE TRUSTEE......................................................      45
  Section 6.01      Duties of Indenture Trustee................................................      45
  Section 6.02      Rights of Indenture Trustee................................................      47
  Section 6.03      Individual Rights of Indenture Trustee.....................................      48
  Section 6.04      Indenture Trustee's Disclaimer.............................................      49
  Section 6.05      Notice of Defaults.........................................................      49
  Section 6.06      Reports by Indenture Trustee to Holders....................................      49
  Section 6.07      Compensation and Indemnity.................................................      49
  Section 6.08      Replacement of Indenture Trustee...........................................      50
  Section 6.09      Successor Indenture Trustee by Merger......................................      51
  Section 6.10      Appointment of Co-Indenture Trustee or Separate Indenture Trustee..........      52
  Section 6.11      Eligibility; Disqualification..............................................      53
  Section 6.12      Preferential Collection of Claims Against Issuer...........................      53
  Section 6.13      Representations and Warranties of Indenture Trustee........................      53
  Section 6.14      Waiver of Setoffs..........................................................      54

ARTICLE VII         NOTEHOLDERS' LISTS AND REPORTS.............................................      55
  Section 7.01      Indenture Trustee to Furnish Issuer Names and Addresses of Noteholders.....      55
  Section 7.02      Preservation of Information; Communications to Noteholders.................      55
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  Section 7.03      Reports by Issuer..........................................................      55
  Section 7.04      Fiscal Year................................................................      56
  Section 7.05      Reports by Indenture Trustee...............................................      56
ARTICLE VIII        ACCOUNTS, DISBURSEMENTS AND RELEASES.......................................      57
  Section 8.01      Collection of Money........................................................      57
  Section 8.02      Trust Accounts.............................................................      57
  Section 8.03      Release of Collateral......................................................      58
  Section 8.04      Opinion of Counsel.........................................................      59

ARTICLE IX          SUPPLEMENTAL INDENTURES....................................................      60
  Section 9.01      Supplemental Indentures Without Consent of Noteholders.....................      60
  Section 9.02      Supplemental Indentures With Consent of Noteholders........................      61
  Section 9.03      Execution of Supplemental Indentures.......................................      62
  Section 9.04      Effect of Supplemental Indenture...........................................      63
  Section 9.05      Conformity With Trust Indenture Act........................................      63
  Section 9.06      Reference in Notes to Supplemental Indentures..............................      63

ARTICLE X           REDEMPTION OF NOTES........................................................      64
  Section 10.01     Redemption.................................................................      64
  Section 10.02     Form of Redemption Notice..................................................      64
  Section 10.03     Notes Payable on Redemption Date...........................................      64

ARTICLE XI          MISCELLANEOUS..............................................................      66
  Section 11.01     Compliance Certificates and Opinions, etc. ................................      66
  Section 11.02     Form of Documents Delivered to Indenture Trustee...........................      67
  Section 11.03     Acts of Noteholders........................................................      68
  Section 11.04     Notices, etc., to Indenture Trustee, Issuer, Insurer and Rating Agencies...      69
  Section 11.05     Notices to Noteholders; Waiver.............................................      69
  Section 11.06     Alternate Payment and Notice Provisions....................................      70
  Section 11.07     Conflict With Trust Indenture Act..........................................      70
  Section 11.08     Effect of Headings and Table of Contents...................................      70
  Section 11.09     Successors and Assigns.....................................................      70
  Section 11.10     Separability...............................................................      71
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  Section 11.11     Benefits of Indenture......................................................      71
  Section 11.12     Legal Holidays.............................................................      71
  Section 11.13     Governing Law..............................................................      71
  Section 11.14     Counterparts...............................................................      71
  Section 11.15     Recording of Indenture.....................................................      71
  Section 11.16     Trust Obligation...........................................................      71
  Section 11.17     No Petition................................................................      72
  Section 11.18     Inspection.................................................................      72
  Section 11.19     Limitation of Liability of Owner Trustee...................................      72
  Section 11.20     Certain Matters Regarding the Insurer......................................      73

                                   EXHIBITS
                                   --------

Schedule A     --  Schedule of Contracts
Exhibit A      --  Form of Depository Agreement
Exhibit B      --  Form of Class A-1 Note
Exhibit C      --  Form of Class A-2 Note
Exhibit D      --  Form of Class A-3 Note
Exhibit E      --  Form of Class A-4 Note

   THIS INDENTURE, dated as of______________,_________(as amended, supplemented or otherwise modified and in effect from time to time, this "Agreement"), is between ANRC Auto Owner Trust____________,a Delaware business
 ---------
trust, as the Issuer, and ___________, a______________banking corporation, as the Indenture Trustee.


   Each party agrees as follows for the benefit of the other parties and the Insurer and for the equal and ratable benefit of the holders of the Issuer's ________% Asset-Backed Notes, Class A-1 (the "Class A-1 Notes"), ___________%
                                              ---------------
Asset-Backed Notes, Class A-2 (the "Class A-2 Notes"), _________% Asset-Backed
                                    ---------------
Notes, Class A-3 (the "Class A-3 Notes") and ___________% Asset-Backed Notes,
                       ---------------
Class A-4 (the "Class A-4 Notes" and, together with the Class A-1 Notes, the
                ---------------
Class A-2 Notes and the Class A-3 Notes, the "Notes"):
                                              -----

                                GRANTING CLAUSE

   The Issuer hereby Grants to the Indenture Trustee on the Closing Date, on behalf of and for the benefit of the Holders of the Notes and the Insurer, without recourse, all of the Issuer's right, title and interest in, to and under the Collateral.

   The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture and the Insurance Agreement, all as provided in this Indenture and the Insurance Agreement.

   The Indenture Trustee, as Indenture Trustee on behalf of the Holders of the Notes and the Insurer, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Holders of the Notes and the Insurer may be adequately and effectively protected.

                                   ARTICLE I

                  DEFINITIONS AND INCORPORATION BY REFERENCE

          SECTION 1.01.  Definitions.
                         -----------

          (a) Except as otherwise specified herein or as the context may otherwise require, (i) capitalized terms that are used herein that are not otherwise defined herein shall have the meanings assigned to them in the Sale and Servicing Agreement (as defined below) and (ii) the following terms have the respective meanings set forth below for all purposes of this Indenture.

          "Act" shall have the meaning specified in Section 11.03(a).
           ---

          "Administration Agreement" shall mean the Administration Agreement,
           ------------------------
dated as of __________, _____, by and among the Administrator, the Issuer, the Seller and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

          "Administrator" shall mean AutoNation Financial Services Corp., or any
           -------------
successor Administrator under the Administration Agreement.

          "Authorized Officer" shall mean, with respect to the Issuer, any
           ------------------
officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee and the Insurer on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on a list of Authorized Officers delivered by the Administrator to the Indenture Trustee and the Insurer on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

          "Basic Documents" shall mean the Certificate of Trust, the Owner Trust
           ---------------
Agreement, the Sale and Servicing Agreement, the Administration Agreement, the Receivables Purchase Agreement, the Depository Agreement, the Insurance Agreement, the Insurance Policy, the Indemnification Agreement (as defined in the Insurance Agreement), the Securities Account Control Agreement, the Custodial Agreement and this Indenture and the other documents and certificates delivered in connection therewith.

          "Book-Entry Notes" shall mean a beneficial interest in the Notes,
           ----------------
ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.09.

          "Certificate of Trust" shall mean the Certificate of Trust of the
           --------------------
Issuer substantially in the form of Exhibit A to the Owner Trust Agreement.

          "Class" shall mean a class of Notes whose form is identical except for
           -----
variation in denomination, principal amount or owner.

          "Class A-1 Notes" shall mean the Class A-1 Notes, substantially in the
           ---------------
form of Exhibit B.

          "Class A-2 Notes" shall mean the Class A-2 Notes, substantially in the
           ---------------
form of Exhibit C.

          "Class A-3 Notes" shall mean the Class A-3 Notes, substantially in the
           ---------------
form of Exhibit D.

          "Class A-4 Notes" shall mean the Class A-4 Notes, substantially in the
           ---------------
form of Exhibit E.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from
           ----
time to time, and Treasury Regulations promulgated thereunder.

          "Collateral" shall mean the Trust Property.
           ----------

          "Controlling Party" shall mean the Insurer, so long as no Insurer
           -----------------
Default shall have occurred and be continuing, and the Indenture Trustee, for the benefit of the Noteholders, for so long as an Insurer Default shall have occurred and be continuing.

          "Default" shall mean any occurrence that is, or with notice or the
           -------
lapse of time or both would become, an Event of Default.

          "Definitive Notes" shall have the meaning specified in Section 2.09.
           ----------------

          "Depository Agreement" shall mean the agreement dated as of ________,
           --------------------
____, by and among the Issuer, the Indenture Trustee, the Owner Trustee and DTC, as the initial Clearing Agency substantially in the form of Exhibit A hereto, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

          "DTC" shall mean The Depository Trust Company.
           ---

          "Event of Default" shall have the meaning specified in Section 5.01.
           ----------------

          "Executive Officer" shall mean, with respect to any corporation or
           -----------------
bank, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary, the Treasurer or Assistant Treasurer of such corporation or bank; and with respect to any partnership, any general partner thereof.

          "Fees" shall mean amounts due to be paid to the Owner Trustee in
           ----
connection with its performance as Owner Trustee in connection with ANRC Auto Owner Trust _______.

          "Grant" shall mean to mortgage, pledge, bargain, sell, warrant,
           -----
alienate, remise, release, convey, assign, transfer, create and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

          "Indebtedness" shall mean, with respect to any Person at any time, (i)
           ------------
indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (including trade obligations); (ii) obligations of such Person as lessee under leases which should have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; (iii) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA; (iv) obligations issued for or liabilities incurred on the account of such Person;
(v) obligations or liabilities of such Person arising under acceptance facilities; (vi) obligations of such Person under any guaranties, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (vii) obligations of such Person secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; or (viii) obligations of such Person under any interest rate or currency exchange agreement.

          "Indenture" shall mean this Agreement, as amended, supplemented or
           ---------
otherwise modified and in effect from time to time.

          "Indenture Trustee" shall mean  _______________, a ________  banking
           -----------------
corporation, as Indenture Trustee under this Indenture, or any successor Indenture Trustee under this Indenture.

          "Independent" when used with respect to any specified Person, shall
           -----------
mean such a Person who (i) is in fact independent of the Issuer, the Seller and any of their respective Affiliates, (ii) is not a director, officer or employee of the Issuer, the Seller or any of their respective Affiliates, (iii) is not a person related to any officer or director of the Issuer, the Seller or any of their respective Affiliates, (iv) is not a holder (directly or indirectly) of more than 10% of any voting securities of the Issuer, the Seller or any of their respective Affiliates, and (v) is not connected with the Issuer, the Seller or any of their respective Affiliates as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          "Independent Certificate" shall mean a certificate or opinion to be
           -----------------------
delivered to the Indenture Trustee and the Insurer under the circumstances described in, and otherwise complying with, the applicable requirements of
Section 11.01, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee and the Insurer, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

          "Insurer Default" shall have the meaning set forth in the Sale and
           ---------------
Servicing Agreement.

          "Issuer" shall mean ANRC Auto Owner Trust  _________ or any successor
           ------
pursuant to the terms of this Indenture as Issuer under this Indenture.

          "Issuer Order" and "Issuer Request" shall mean a written order or
           ------------       --------------
request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

          "Noteholder" or "Holder" shall mean (a) the Person in whose name a
           ----------      ------
Note is registered on the Note Register or (b) if the Insurer has made a payment under the Insurance Policy, the Insurer to the extent provided in Section 2.07 or 4.04 of this Indenture, the proviso to the definition of Outstanding herein and Section 4.06 of the Sale and Servicing Agreement.

          "Note Owner" shall mean, with respect to a Book-Entry Note, the Person
           ----------
who is the owner of the beneficial interest of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

          "Note Register" and "Note Registrar" have the respective meanings
           -------------       --------------
specified in Section 2.04.

          "Officer's Certificate" shall mean a certificate signed by any
           ---------------------
Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01, and delivered to the Indenture Trustee and the Insurer.

          "Opinion of Counsel" shall mean a written opinion of counsel (who may,
           ------------------
except as otherwise expressly provided in this Indenture, be an employee of, or counsel to, the Depositor or the Issuer or any of their respective Affiliates) acceptable to the Indenture Trustee and the Insurer, and which opinion shall comply with any applicable requirements of Section 11.01, and shall be in form and substance satisfactory to and shall be addressed to the Indenture Trustee, and the Insurer.

          "Outstanding" shall mean, as of the date of determination, all Notes
           -----------
theretofore authenticated and delivered under this Indenture except:

               (i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

               (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such
      --------  -------
     redemption has been duly given pursuant to this Indenture or provision for such notice, satisfactory to the Indenture Trustee, has been made); and

               (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, however, that Notes that have been paid with proceeds of the Insurance
--------  -------
Policy shall continue to remain Outstanding for purposes of this Indenture until the Insurer has been paid as subrogee hereunder or reimbursed pursuant to the Insurance Agreement, as evidenced by a written notice from the Insurer delivered to the Indenture Trustee, and the Insurer shall be deemed to be the Holder of such Notes to the extent of any unreimbursed payments made thereon by the Insurer; provided further, that in determining whether the Holders of the
         -------- -------
requisite Outstanding Principal Amount have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any other Basic Document, Notes owned by the Issuer, the Seller or any of their respective Affiliates shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee has actual knowledge are so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, the Seller or any of their respective Affiliates.

          "Outstanding Principal Amount" shall mean the aggregate principal
           ----------------------------
amount of all Notes of one Class or of all Classes, as the case may be, Outstanding at the date of determination.

          "Owner Trust Agreement" shall mean the Amended and Restated Owner
           ---------------------
Trust Agreement, dated as of_______, ____, between the Seller and the Owner Trustee, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

          "Paying Agent" shall mean the Indenture Trustee or any other Person
           ------------
that meets the eligibility standards for the Indenture Trustee specified in
Section 6.11, is acceptable to the Insurer and is authorized by the Issuer to make the distributions from the Note Distribution Account, including payment of principal of or interest on the Notes, on behalf of the Issuer.

          "Payment Date" shall mean the __th day of each calendar month, or, if
           ------------
any such date is not a Business Day, the next succeeding Business Day, commencing on _____, ___.

          "Predecessor Note" shall mean, with respect to any particular Note,
           ----------------
every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.05 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

          "Proceeding" shall mean any suit in equity, action at law or other
           ----------
judicial or administrative proceeding.

          "Rating Agency Condition" shall mean, for so long as any Notes remain
           -----------------------
Outstanding and are rated by a Rating Agency, with respect to any action, that
(i) each such Rating Agency shall have been given ten Business Days (or such shorter period as is acceptable to each such Rating Agency) prior notice thereof and that each Rating Agency shall have notified the Seller, the Servicer, the Insurer and the Issuer in writing that such action will not result in a qualification, reduction or withdrawal of its then-current rating of any Class of Notes, and (ii) each Rating Agency shall have confirmed to the Insurer that the shadow rating of the Notes to the Insurer will not be lowered.

          "Rating Event" shall mean the qualification, reduction or withdrawal
           ------------
by either Rating Agency of its then-current rating of any Class of Notes, without regard to the Insurance Policy.

          "Record Date" shall mean, with respect to a Distribution Date or the
           -----------
Redemption Date, the close of business on the Business Day immediately prior to such Distribution Date or Redemption Date, or, in the event that Definitive Notes are issued, the close of business on the last day of the calendar month immediately preceding the month in which such Distribution Date or Redemption Date occurs.

          "Redemption Date" shall mean the Distribution Date specified by the
           ---------------
Servicer or the Issuer pursuant to Section 10.01.

          "Redemption Price" shall mean in the case of a redemption of the Notes
           ----------------
pursuant to Section 10.01, an amount equal to the unpaid principal amount of the Notes redeemed plus accrued and unpaid interest thereon at the respective Note Rates of each Class of Notes being so redeemed to but excluding the Redemption Date.

          "Registered Holder" shall mean the Person in whose name a Note is
           -----------------
registered on the Note Register on the applicable Record Date.

          "Sale and Servicing Agreement" shall mean the Sale and Servicing
           ----------------------------
Agreement, dated as of ____________, _____, by and among the Issuer, the Seller, the Indenture Trustee, the Servicer and the Custodian, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

          "Securities Account Control Agreement" shall mean the Securities
           ------------------------------------
Account Control Agreement, dated as of _____________, _____, among the Issuer, the Seller and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

          "State" shall mean any one of the 50 states of the United States of
           -----
America or the District of Columbia.

          "Termination Date" shall mean the latest of (i) the date on which the
           ----------------
Notes have been paid in full and the Indenture Trustee has returned the Insurance Policy to the Insurer for cancellation, (ii) the date on which the Insurer shall have received payment and performance of all amounts and obligations owed to or on behalf of the Insurer under this Indenture or the other Basic Documents and (iii) the date on which the Indenture Trustee shall have received payment and performance of all amounts and obligations which the Issuer and the Administrator may owe to or on behalf of the Indenture Trustee for the benefit of the Noteholders under the Basic Documents or the Notes.

          "Trust Indenture Act" or "TIA" shall mean the Trust Indenture Act of
           -------------------      ---
1939, as amended, as in full force and effect on the date hereof, unless otherwise specifically provided.

          SECTION 1.02. Incorporation by Reference of Trust Indenture Act.
                        -------------------------------------------------
Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "Commission" shall mean the Securities and Exchange Commission.
           ----------

          "Indenture Securities" shall mean the Notes.
           --------------------

          "Indenture Security Holder" shall mean a Noteholder.
           -------------------------

          "Indenture to be Qualified" shall mean this Indenture.
           -------------------------

          "Indenture Trustee" or "Institutional Trustee" shall mean the
           -----------------      ---------------------
Indenture Trustee.

          "Obligor" on the indenture securities shall mean the Issuer and any
           -------
other obligor on the indenture securities.

          All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

          SECTION 1.03. Rules of Construction. Unless the context
                        ---------------------
otherwise requires:

               (i)    a term shall have the meaning assigned to it;

               (ii) as used in this Indenture and in any certificate or other document made or delivered pursuant hereto or thereto, an accounting term not otherwise defined shall have the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time. To the extent that the definitions of accounting terms in this Indenture or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Indenture or in any such certificate or other document shall control;

               (iii)  "or" is not exclusive;

               (iv)   "including" shall mean including without limitation;

               (v) words in the singular include the plural and words in the plural include the singular;

               (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith shall mean such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein;

               (vii) references to a Person are also to its permitted successors and assigns; and

               (viii) the words "hereof," "herein" and "hereunder" and words of similar import when used in this Indenture shall refer to this Indenture as a whole and not to any particular provision of this Indenture; Section, subsection and Exhibit references contained in this Indenture are references to Sections, subsections and Exhibits in or to this Indenture unless otherwise specified.

                                  ARTICLE II

                                   THE NOTES

     SECTION 2.01.  Form.  The Class A-1 Notes, the Class A-2 Notes, the
                    ----
Class A-3 Notes and the Class A-4 Notes, in each case together with the Indenture Trustee's certificate of authentication, shall be in substantially the forms set forth as Exhibits B, C, D and E to this Indenture with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

     Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibits B, C, D and E hereto are part of the terms of this Indenture.

     SECTION 2.02.  Execution, Authentication and Delivery.  The Notes shall be
                    --------------------------------------
executed on behalf of the Issuer by the Owner Trustee, as provided in the Owner Trust Agreement by any of the Owner Trustee's Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

      Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Owner Trustee shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

      The Indenture Trustee shall, upon receipt of an Issuer Order, authenticate and deliver for original issue the following aggregate principal amount of Notes: (i) $ __________Class A- 1 Notes, (ii) $ __________ of Class A-2 Notes, (iii) $ _________ of Class A-3 Notes and (iv) $ _________ principal amount of Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes outstanding at any time may not exceed such respective amounts, except as otherwise provided in Section 2.05.

     Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $1,000 and in integral multiples of $1,000 in excess thereof, except that one Note of each Class may be issued in a different denomination.

     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for in the forms of Notes attached as exhibits to this Indenture executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

          SECTION 2.03.  Temporary Notes.  Pending the preparation of definitive
                         ---------------
Notes, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes that are printed, lithographed, engraved, typewritten, mimeographed or otherwise produced, of the tenor of the definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

          If temporary Notes are issued, the Issuer will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like tenor and principal amount of definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

          SECTION 2.04.  Registration; Registration of Transfer and Exchange.
                         ---------------------------------------------------
The Issuer shall cause to be kept a register (the "Note Register") in which,
                                                   -------------
subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee shall be "Note Registrar" for the purpose of
                                       --------------
registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

          If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee and the Insurer prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee and the Insurer shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee and the Insurer shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

          Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes of the same Class in any authorized denominations, of a like aggregate principal amount.

          At the option of the Holder, Notes may be exchanged for other Notes of the same Class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

          All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

          Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the city of New York or the city in which the Corporate Trust Office is located, or by a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require.

          No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.03, 2.07(c) or
9.06 not involving any transfer.

          The preceding provisions of this Section notwithstanding, the Issuer shall not be required to make, and the Note Registrar need not register, transfers or exchanges of Notes selected for redemption or of any Note (i) for a period of 15 days preceding the due date for any payment with respect to the Note or (ii) after the Indenture Trustee sends a notice of redemption with respect to such Note in accordance with Section 10.01.

          The provisions of this Section 2.04 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the transfer of Notes.

          SECTION 2.05.  Mutilated, Destroyed, Lost or Stolen Notes.  If (i) any
                         ------------------------------------------
mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee and the Insurer such security or indemnity as may be required by them to hold the Issuer, the Indenture Trustee and the Insurer harmless, then, in the absence of notice to the Issuer, the Note Registrar or a Responsible Officer of the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the
                                      ---- ----
requirements of Section 8-405 of the UCC are met, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class; provided that if any such destroyed, lost or
                                    --------
stolen

Note, but not a mutilated Note, shall have become, or within 15 days shall be, due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of
                                                          ---- ----
the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer, the Insurer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the
                 ---- ----
security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer, the Insurer or the Indenture Trustee in connection therewith.

          Upon the issuance of any replacement Note under this Section 2.05, the Issuer or the Indenture Trustee may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee or the Note Registrar and/or counsel) in connection therewith.

          Every replacement Note issued pursuant to this Section 2.05 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

          SECTION 2.06.  Persons Deemed Owner.  Prior to due presentment for
                         --------------------
registration of transfer of any Note, the Issuer, the Indenture Trustee, the Insurer and any of their respective agents may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note may be overdue, and none of the Issuer, the Insurer, the Indenture Trustee or any of their respective agents shall be affected by notice to the contrary.

          SECTION 2.07.  Payment of Principal and Interest; Defaulted Interest.
                         -----------------------------------------------------

          (a) Each Class of Notes shall accrue interest during each Interest Accrual Period at the related Note Rate, and such interest shall be payable monthly on each Distribution Date as specified therein, subject to Section 3.01. Interest accrued on any Note but not paid on any Distribution Date will be due on the immediately succeeding Distribution Date, together with, to the extent permitted by applicable law, interest on such shortfall at the related Note Rate. Interest on the Class A-1 Notes shall be calculated on the basis of the actual number of days in the related Interest Accrual Period and a 360-day year. Interest on the Class A-2 Notes, Class A-3 Notes and the Class A-4 Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Distribution Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.11, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee. Notwithstanding the foregoing, the final installment of principal payable with respect to any Note (whether on a Distribution Date, a Redemption Date or on the related Final Scheduled Distribution Date, as the case may be) and the Redemption Price for any Note called for redemption pursuant to
Section 10.01 shall be payable only upon presentation and surrender of such Note as provided below. Any funds represented by any such checks returned undelivered shall be held in accordance with Section 3.03.

          (b) The principal of each Note shall be payable on each Distribution Date to the extent provided in the form of the related Note set forth as an Exhibit hereto. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes of a Class of Notes shall be due and payable, if not previously paid, on the earlier of :

               (i)    the Final Scheduled Distribution Date of such Class of
     Notes;

               (ii)   the Redemption Date;

               (iii) if an Event of Default shall have occurred and be continuing, so long as an Insurer Default shall not have occurred and be continuing, the date on which the Insurer shall have declared the Notes to be immediately due and payable in the manner provided in Section 5.02; or

               (iv) if an Event of Default shall have occurred and be continuing, and an Insurer Default has occurred and is continuing, the date on which the Holders of Notes representing not less than 662/3% of the Outstanding Principal Amount have declared the Notes to be immediately due and payable in the manner provided in Section 5.02.

All principal payments on each Class of Notes shall be made pro rata to the
                                                            --- ----
Noteholders of such Class entitled thereto. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed within five Business Days of such Distribution Date (or, in the case of Notes registered in the name of Cede & Co., as nominee of DTC, such notice shall be provided within one Business Day of such Distribution Date) or receipt of notice of termination of the Trust pursuant to Section 9.01(c) of the Owner Trust Agreement and shall specify that such final installment will be payable only upon presentation and surrender of such Note at the offices or agency maintained for that purpose pursuant to
Section 3.02 and any other office or agency as the Indenture Trustee shall specify. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.02.

          (c) Promptly following the date on which all principal of and interest on the Notes has been paid in full and the Notes have been surrendered to the Indenture Trustee, the Indenture Trustee shall, if the Insurer has paid any amount in respect of the Notes under the Insurance Policy that has not been reimbursed to the Insurer, deliver such surrendered Notes to the Insurer.

          SECTION 2.08.  Cancellation.  All Notes surrendered for payment,
                         ------------
registration of transfer, exchange or redemption, if surrendered to any Person other than the Indenture Trustee, shall be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided that such Issuer Order is timely
                                     --------
and the Notes have not been previously disposed of by the Indenture Trustee.

          SECTION 2.09.  Book-Entry Notes. The Notes, upon original issuance,
                         ----------------
will be issued in the form of a typewritten Note or Notes representing the Book-Entry Notes, to be delivered to DTC, the initial Clearing Agency, by or on behalf of the Issuer. Such Notes initially shall be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner will receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.11. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to
                                         ----------------
Note Owners pursuant to Section 2.11:

          (i) the provisions of this Section 2.09 shall be in full force and effect;

          (ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Note Owners;

          (iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

          (iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement, unless and until Definitive Notes are issued pursuant to Section 2.11, the Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

          (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Principal Amount, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

          SECTION 2.10.  Notices to Clearing Agency.  Whenever a notice or other
                         --------------------------
communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.11, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the Clearing Agency, and shall have no obligation to the Note Owners.

          SECTION 2.11.  Definitive Notes.  If (i) the Administrator advises the
                         ----------------
Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities as described in the Depository Agreement, and the Administrator or the Indenture Trustee is unable to locate a qualified successor, or (ii) after the occurrence of an Event of Default or a Servicer Default, Note Owners representing in the aggregate more than 50% of the Outstanding Principal Amount of all Classes of Notes advise the Indenture Trustee through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the related Note Owners, then the Indenture Trustee shall notify all Note Owners, through the Clearing Agency, of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the Note or Notes evidencing the Book Entry Notes by the Clearing Agency, accompanied by registration instructions from the Clearing Agency, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes and deliver such Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes of a Class, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders hereunder.

          The Indenture Trustee shall not be liable if the Indenture Trustee or the Administrator is unable to locate a qualified successor Clearing Agency. The Definitive Notes shall be typewritten, printed, mimeographed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

          SECTION 2.12.  Release of Collateral.  Subject to Section 11.01 and
                         ---------------------
except as otherwise provided by the terms of the Basic Documents, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel (not at the expense of the Indenture Trustee) and Independent Certificates in accordance with Sections 314(c) and 314(d)(1) of the TIA or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates. The Indenture Trustee shall surrender the Insurance Policy to the Insurer for cancellation upon satisfaction of the conditions in Section 4.01 hereof.

          SECTION 2.13.  Tax Treatment.  The Issuer has entered into this
                         -------------
Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness. Each of the Issuer and the Indenture Trustee, by entering into this Indenture, and each Noteholder, by its acceptance of its Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

          SECTION 2.14.  ERISA.  Each purchaser or transferee of a Note that is
                         -----
a Benefit Plan shall be deemed to have represented that the relevant conditions for exemptive relief under Prohibited Transaction Class Exemption ("PTCE") 84-
                                                                    ----
14, PTCE 90-1, PTCE 91-38, PTCE 95-60 or PTCE 96-23 or other applicable exemption providing substantially similar relief have been satisfied.

          SECTION 2.15.  CUSIP Numbers.  The Issuer in issuing the Notes may use
                         -------------
"CUSIP numbers" (if they are generally in use), and, if so, the Indenture
 -------------
Trustee shall use CUSIP numbers in notices of redemption as a convenience to Noteholders; provided that any such notice may state that no representation is
             --------
made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Indenture Trustee of any change in the CUSIP numbers.

          SECTION 2.16.  Issuer's Obligations Absolute.  Nothing contained in
                         -----------------------------
this Indenture shall impair, as between the Issuer and the Indenture Trustee, the obligation of the Issuer to pay to the Indenture Trustee all amounts payable in respect of the Notes as and when the same shall become due and payable in accordance with the terms hereof, or prevent the Indenture Trustee from exercising all rights, powers and remedies otherwise permitted by this Indenture and by applicable law upon an Event of Default under this Indenture.

          SECTION 2.17.  Authenticating Agent.  (a)  The Indenture Trustee may
                         --------------------
appoint one or more authenticating agents with respect to the Notes which shall be authorized to act on behalf of the Indenture Trustee in authenticating the Notes in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Notes. Whenever reference is made in this Agreement to the authentication of Notes by the Indenture Trustee or the Indenture Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Indenture Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Indenture Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Seller and the Insurer.

          (b) Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Indenture Trustee or such authenticating agent.

          (c) An authenticating agent may at any time resign by giving written notice of resignation to the Indenture Trustee, the Insurer and the Seller. The Indenture Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent, the Insurer and the Seller. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Indenture Trustee or the Seller, the Indenture Trustee promptly may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless acceptable to the Indenture Trustee, the Insurer and the Seller.

                                  ARTICLE III

                                   COVENANTS

          SECTION 3.01.  Payment of Principal and Interest.  The Issuer will
                         ---------------------------------
duly and punctually pay the principal of and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, subject to Section 8.02(c), the Issuer will cause to be distributed all amounts on deposit in the Note Distribution Account on a Distribution Date deposited therein pursuant to the Sale and Servicing Agreement for the benefit of (i) the Class A-1 Notes, to the Class A-1 Noteholders, (ii) the Class A-2 Notes, to the Class A-2 Noteholders, (iii) the Class A-3 Notes, to the Class A-3 Noteholders and (iv) the Class A-4 Notes, to the Class A-4 Noteholders. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

          SECTION 3.02.  Maintenance of Office or Agency.  The Issuer will
                         -------------------------------
maintain or will cause the Administrator or the Indenture Trustee to maintain in the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

          SECTION 3.03.  Money for Payments to be Held in Trust.
                         --------------------------------------

          (a) As provided in Section 8.02, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account, the Payment Account and the Note Distribution Account shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the Collection Account, the Payment Account and the Note Distribution Account for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.03.

          The Notes shall be non-recourse obligations of the Issuer and shall be limited in right of payment to amounts available from the Collateral and the Insurance Policy as provided in this Indenture and the Issuer shall not otherwise be liable for payments on the Notes. No Person shall be personally liable for any amounts payable under the Notes. If any other provision of this Indenture conflicts or is deemed to conflict with the provisions of this paragraph, the provisions of this paragraph shall control.

          The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee and the Insurer (so long as the Insurer is the Controlling Party) an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

               (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

               (ii) give the Indenture Trustee and the Insurer notice of any default by the Issuer (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

               (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

               (iv) immediately resign as Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

               (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid either (i) to the Issuer upon receipt of an Issuer Request and with the consent of the Insurer or (ii) to the Insurer to the extent such money or any portion thereof was paid by the Insurer to the Indenture Trustee; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee, the Insurer or such Paying Agent with respect to such trust money shall thereupon cease; provided that
--------
the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to or for the account of the Issuer or the Insurer, as applicable. The Indenture Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

          SECTION 3.04.  Existence. The Issuer will keep in full effect its
                         ---------
existence, rights and franchises as a business trust under the laws of the State of Delaware (unless, subject to the prior written consent of the Insurer, it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, and the Collateral and each other instrument included in the Collateral.

          SECTION 3.05.  Protection of Collateral. The Issuer intends the
                         ------------------------
security interest Granted pursuant to this Indenture in favor of the Indenture Trustee on behalf of the Noteholders and the Insurer to be prior to all other liens in respect of the Collateral, and the Issuer shall take all actions necessary to obtain and maintain, for the benefit of the Indenture Trustee on behalf of the Noteholders and the Insurer, a first lien on and a first priority, perfected security interest in, the Collateral. The Issuer will from time to time take all actions necessary, including without limitation preparing, executing, delivering and filing all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, if applicable, all as prepared by the Servicer and delivered to the Issuer, and will take such other action necessary or advisable to:

               (i) Grant more effectively all or any portion of the Collateral;

               (ii) maintain or preserve the lien and security interest (and the priority thereof) created by this Indenture or carry out more effectively the purposes hereof;

               (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

               (iv)  enforce any of the Collateral;

               (v) preserve and defend title to the Collateral and the rights of the Indenture Trustee, the Insurer and the Noteholders in such Collateral against the claims of all persons and parties; or

               (vi) pay all taxes or assessments levied or assessed upon the Collateral when due.

The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute all financing statements, continuation statements or other instruments required to be executed pursuant to this Section.

          SECTION 3.06.  Opinions as to Collateral.
                         -------------------------

          (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Insurer an Opinion of Counsel to the effect that, in the opinion of such counsel, either (i) all financing statements and continuation statements have been executed and filed that are necessary to create and continue the Indenture Trustee's first priority perfected security interest in the Collateral for the benefit of the Noteholders and the Insurer, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action shall be necessary to perfect such security interest.

          (b) Within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cut-Off Date, the Issuer shall furnish to the Indenture Trustee and the Insurer an Opinion of Counsel (which may be the same Opinion of Counsel delivered pursuant to Section 9.02(i) of the Sale and Servicing Agreement), dated as of a date during such 90-day period, to the effect that, in the opinion of such counsel, either (i) all financing statements and continuation statements have been executed and filed that are necessary to create and continue the Indenture Trustee's first priority perfected security interest in the Collateral for the benefit of the Noteholders and the Insurer, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action shall be necessary to perfect such security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until December 31 in the following calendar year.

          SECTION 3.07.  Performance of Obligations; Servicing of Contracts.
                         --------------------------------------------------

          (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the other Basic Documents or such other instrument or agreement.

          (b) The Issuer may contract with or otherwise obtain the assistance of other Persons acceptable to the Insurer so long as the Insurer is the Controlling Party to assist it in performing its duties and obligations under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee and the Insurer in an Officer's Certificate shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture. The Indenture Trustee shall not be responsible for the action or inaction of the Servicer or the Administrator.

          (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Basic Documents and in the instruments and agreements included in the Collateral, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein.

          (d) If the Issuer shall have actual knowledge of the occurrence of a Servicer Default, the Issuer shall promptly notify the Indenture Trustee, the Insurer and each Rating Agency thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect of such default. If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Contracts, the Issuer shall take all reasonable steps available to it to remedy such failure.

          (e) Without limiting the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees (i) that it will not, without the prior written consent of the Insurer and, so long as an Insurer Default has occurred and is continuing, either the Indenture Trustee or the Holders of not less than a majority in Outstanding Principal Amount of the Notes, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent permitted pursuant to the Sale and Servicing Agreement) or waive timely performance or observance by the Servicer or the Seller under the Sale and Servicing Agreement or any of the other Basic Documents, and (ii) that any such amendment shall not without the consent of each Noteholder (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the related Contracts or distributions that are required to be made for the benefit of the Noteholders, (B) reduce the aforesaid percentage of the Notes that is required to consent to any such amendment or (C) result in a taxable event to any of the Noteholders for federal income tax purposes or result in the Trust being classified as an association or publicly traded partnership taxable as a corporation for federal income tax purposes. If the Insurer and, as applicable, the Indenture Trustee or such Holders agree to any such amendment, modification, supplement or waiver, the Issuer agrees, promptly following a request by the Indenture Trustee or the Insurer to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee or the Insurer may deem necessary or appropriate in the circumstances.

          SECTION 3.08. Negative Covenants. Until the Termination Date, the
                        ------------------
Issuer shall not:

               (i) except as expressly permitted by this Indenture or the other Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Collateral, unless directed to do so by the Indenture Trustee and with the prior written consent of the Insurer;

               (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon the Trust or any of its assets;

               (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor), or (C) permit the lien created by this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Collateral; or

               (iv)  voluntarily dissolve or liquidate in whole or in part.

          SECTION 3.09. Annual Statement as to Compliance. The Issuer will
                        ---------------------------------
deliver to the Indenture Trustee and the Insurer, on or before 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ended ________ ,_______ ), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

               (i) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

               (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

          SECTION 3.10.  Issuer May Consolidate, etc. Only on Certain Terms.
                         --------------------------------------------------

          (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

               (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger (A) shall be a Person organized and existing under the laws of the United States of America or any State or the District of Columbia, (B) shall not be an "investment company" as defined in the Investment Company Act and (C) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee and the Insurer, in form and substance satisfactory to the Indenture Trustee and the Insurer, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each other Basic Document on the part of the Issuer to be performed or observed, all as provided herein;

               (ii) immediately after giving effect to such consolidation or merger, no Default or Event of Default shall have occurred and be continuing;

               (iii) the Rating Agency Condition shall have been satisfied with respect to such consolidation or merger;

               (iv) the Issuer shall have received an Opinion of Counsel which shall be delivered to and shall be satisfactory to the Indenture Trustee and the Insurer to the effect that such consolidation or merger will not have any material adverse tax consequence to the Trust or any Noteholder;

               (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

               (vi) the Issuer shall have delivered to the Indenture Trustee and the Insurer an Officer's Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause (v) above or that no such actions will be taken) each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been compiled with (including any filings required by the Exchange Act); and

               (vii) the Issuer shall have given the Insurer written notice of such consolidation or merger at least 20 Business Days prior to the consummation of such action and, so long as the Insurer is the Controlling Party, shall have received the prior written approval of the Insurer of such consolidation or merger and the Issuer or the Person (if other than the Issuer) formed by or surviving such consolidation or merger has a net worth, immediately after such consolidation or merger, that is (A) greater than zero and (B) not less than the net worth of the Issuer immediately prior to giving effect to such consolidation or merger.

          (b) The Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Collateral, to any Person (except to the Indenture Trustee as expressly permitted by the Basic Documents), unless:

               (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer shall (A) be a United States citizen or a Person organized and existing under the laws of the United States or any State or the District of Columbia, (B) not be an "investment company" as defined in the Investment Company Act, (C) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee and the Insurer, in form and substance satisfactory to the Indenture Trustee and the Insurer (so long as the Insurer is the Controlling Party), the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each other Basic Document on the part of the Issuer to be performed or observed, all as provided herein, (D) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes and the Insurer, (E) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer, the Insurer and the Indenture Trustee against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (F) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

               (ii) immediately after giving effect to such conveyance or transfer, no Default or Event of Default shall have occurred and be continuing;

               (iii) the Rating Agency Condition shall have been satisfied with respect to such conveyance or transfer;

               (iv) the Issuer shall have received an Opinion of Counsel which shall be delivered to and shall be satisfactory to the Indenture Trustee and the Insurer to the effect that such conveyance or transfer will not have any material adverse tax consequence to the Trust or any Noteholder;

               (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

               (vi) the Issuer shall have delivered to the Indenture Trustee and the Insurer an Officer's Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause (v) above or that no such actions will be taken) each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filings required by the Exchange Act); and

               (vii) so long as no Insurer Default shall have occurred and be continuing, the Issuer shall have given the Insurer written notice of such conveyance or transfer of properties or assets at least 20 Business Days prior to the consummation of such action and shall have received the prior written approval of the Insurer of such conveyance or transfer and the Person acquiring by conveyance or transfer the properties or assets of the Issuer has a net worth, immediately after such conveyance or transfer, that is (A) greater than zero and (B) not less than the net worth of the Issuer immediately prior to giving effect to such conveyance or transfer.

          SECTION 3.11. Successor Transferee.
                        --------------------

          (a)  Upon any consolidation or merger of the Issuer in accordance with
Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

          (b) Upon a conveyance or transfer of all the assets or properties of the Issuer pursuant to Section 3.10(b), ANRC Auto Owner Trust _____ will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee and the Insurer stating that the Issuer is to be so released.

          SECTION 3.12. No Other Business. The Issuer shall not engage in any
                        -----------------
business other than financing, purchasing, owning, selling and managing the Contracts in the manner contemplated by this Indenture and the other Basic Documents and activities incidental thereto.

          SECTION 3.13. Servicer's Obligations. The Issuer shall cause the
                        ----------------------
Servicer to comply with the Servicer's obligations under the Sale and Servicing Agreement.

          SECTION 3.14. Restricted Payments.  The Issuer shall not, directly or
                        -------------------
indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Depositor or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided that the
                                                               --------
Issuer may make, or cause to be made, distributions to the Servicer, the Depositor, the Indenture Trustee, the Owner Trustee, the Insurer and the

Noteholders as contemplated by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement, this Indenture or the Owner Trust Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account, the Payment Account, the Note Distribution Account or the Spread Account except in accordance with this Indenture and the other Basic Documents.

          SECTION 3.15. Notice of Events of Default. The Issuer agrees to give
                        ---------------------------
the Indenture Trustee, the Owner Trustee, the Insurer and each Rating Agency prompt written notice of each Event of Default hereunder and each default on the part of the Servicer or the Seller of their respective obligations under the Sale and Servicing Agreement.

          The Issuer shall deliver to the Indenture Trustee and the Insurer, within three days after obtaining knowledge of the occurrence thereof, written notice in the form of an Officer's Certificate of any Default, its status and what action the Issuer is taking or proposes to take with respect thereto.

          SECTION 3.16. Further Instruments and Acts. Upon request of the
                        ----------------------------
Indenture Trustee or the Insurer (so long as the Insurer is the Controlling Party), the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

          SECTION 3.17. No Borrowing. The Issuer shall not issue, incur, assume,
                        ------------
guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

          SECTION 3.18. Compliance with Laws.  The Issuer shall comply with the
                        --------------------
requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any other Basic Document or have a material adverse effect on the Insurer, the Noteholders, the Issuer or the Collateral.

          SECTION 3.19. Amendments of Sale and Servicing Agreement and Owner
                        ----------------------------------------------------
Trust Agreement. The Issuer shall not agree to any amendment to Section 9.01 of
---------------
the Sale and Servicing Agreement or Section 11.01 of the Owner Trust Agreement to eliminate the requirements thereunder that the Holders of the Notes consent to amendments thereto as provided therein.

          SECTION 3.20. Maintenance of Books and Records. The Issuer shall
                        --------------------------------
maintain and implement, or shall cause to be maintained or implemented, administrative and operating procedures reasonably necessary for the performance of its obligations hereunder and the Issuer shall keep and maintain at all times, or cause to be kept or maintained at all times in its office in The City of New York, or the office of one of its agents in The City of New York, all documents, books, records, accounts and other information reasonably necessary or advisable for the performance of its obligations hereunder.

          SECTION 3.21.  Guarantees, Loans, Advances and Other Liabilities.
                         -------------------------------------------------
Except as contemplated by the Sale and Servicing Agreement, the Owner Trust Agreement or this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

          SECTION 3.22.  Capital Expenditures.  The Issuer shall not make any
                         --------------------
expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

          SECTION 3.23.  Removal of Administrator.  So long as any Notes are
                         ------------------------
Outstanding, the Issuer shall not remove the Administrator unless the Rating Agency Condition shall have been satisfied in connection with such removal and the Indenture Trustee receives written notice of the foregoing and the Insurer and the Indenture Trustee shall have given their prior written consent.

                                  ARTICLE IV

                          SATISFACTION AND DISCHARGE

          SECTION 4.01. Satisfaction and Discharge of Indenture. This Indenture
                        ---------------------------------------
shall cease to be of further effect with respect to the Notes (except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon (including any such right of the Insurer pursuant to Section 2.07(c), Section 4.04 or the definition of "Outstanding"), (iv) Sections 3.03, 3.04, 3.05, 3.07, 3.08, 3.10, 3.11, 3.12,
3.14, 3.17, 3.18, 3.20, 3.21, 3.22, 3.23 and 6.06, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.07 and the obligations of the Indenture Trustee under Section 4.02), (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them and (vii) the obligation of the Indenture Trustee to make claims under the Insurance Policy, which shall survive the Final Scheduled Distribution Date of the Class A-4 Notes and extend through any preference period applicable with respect to the Notes or any payments made in respect of the Notes), and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

          (A)  either:

               (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.05 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation and the Insurance Policy has been returned to the Insurer for cancellation; or

               (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation:

                    (i)    have become due and payable,

                    (ii) will become due and payable at the Final Scheduled Distribution Date of the Class A-4 Notes within one year, or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of clauses (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust in an Eligible Account for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Scheduled Distribution Date of the Class A-4 Notes or Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.01), as the case may be;

          (B) the Issuer has paid or performed or caused to be paid or performed all amounts and obligations which the Issuer may owe to or on behalf of (1) the Indenture Trustee on behalf of itself and for the benefit of the Noteholders under this Indenture, the Basic Documents or the Notes and (2) the Insurer under this Indenture and the Basic Documents, and as subrogee of the rights of the Holders of the Notes; and

          (C) the Issuer has delivered to the Indenture Trustee and the Insurer an Officer's Certificate, an Opinion of Counsel and (if required by the TIA, of the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.01(a) and, subject to Section 11.02, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and the Rating Agency Condition has been satisfied.

          SECTION 4.02.  Application of Trust Money.  All monies deposited with
                         --------------------------
the Indenture Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Insurer and the Holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; provided such monies need not be segregated from
                            --------
other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

          SECTION 4.03.  Repayment of Monies Held by Paying Agent.  In
                         ----------------------------------------
connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.03 and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

          SECTION 4.04.  Effect of Payments by the Insurer; Subrogation.
                         ----------------------------------------------

          (a) Anything herein to the contrary notwithstanding, any distribution of principal of or interest on the Notes that is made with moneys received pursuant to the terms of the Insurance Policy shall not be considered payment of the Notes by the Issuer and shall not discharge the Trust Estate in respect of such distribution. The Indenture

Trustee acknowledges that, without the need for any further action on the part of the Insurer, the Indenture Trustee or the Note Registrar, (i) to the extent the Insurer makes payments, directly or indirectly, on account of principal of or interest on the Notes to the Noteholders thereof, the Insurer will be fully subrogated to the rights of such Noteholders to receive such principal and interest from distributions of the assets of the Trust and will be deemed, to the extent of the payments so made, to be a Noteholder and (ii) the Insurer shall be paid principal and interest in its capacity as a Noteholder until all such payments by the Insurer have been fully reimbursed, but only from the sources and in the manner provided herein for the distribution of such principal and interest and in each case only after the Noteholders have received all payments of principal and interest due to them under this Agreement on the related Distribution Date.

          (b) Without limiting the rights or interests of the Noteholders as otherwise set forth herein, so long as no Insurer Default exists or is continuing, the Indenture Trustee shall cooperate in all respects with any reasonable request by the Insurer for action to preserve or enforce the Insurer's rights or interests under this Agreement, including, upon the occurrence of an Event of Default or a Non-Servicer Default, a request to take any one or more of the following actions:

               (i) institute proceedings for the collection of all amounts then payable on the Notes or under this Agreement, enforce any judgment obtained and collect moneys adjudged due; and

               (ii) any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Insurer hereunder or under the other Basic Documents.

                                   ARTICLE V

                          EVENTS OF DEFAULT; REMEDIES

          SECTION 5.01.  Events of Default. "Event of Default" shall mean any
                         -----------------   ----------------
one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) the delivery to the Insurer of a claim for payment under the Insurance Policy;

          (b) default in the payment of the interest on any Note when the same becomes due and payable, and such default shall continue for a period of five days or more;

          (c) default in the payment of any principal due and payable on the applicable Final Scheduled Distribution Date for such Class of Notes;

          (d) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is specifically dealt with elsewhere in this Section 5.01), and such default shall continue or not be cured for a period of 30 days after notice thereof shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or the Insurer or to the Issuer, the Insurer and the Indenture Trustee by the Holders of at least 25% of the Outstanding Principal Amount of the Notes, acting together as a single class, in each case specifying such default and requiring it to be remedied and stating that such notice is a notice of Default hereunder;

          (e) any representation or warranty made by the Issuer in this Indenture or in any certificate delivered pursuant hereto or in connection herewith having been incorrect in a material respect as of the time made, and such breach not having been cured within 30 days after notice thereof is given to the Issuer by the Indenture Trustee or the Insurer, or to the Issuer, the Insurer and the Indenture Trustee by the holders of at least 25% of the Outstanding Principal Amount of the Notes acting together as a single class, in each case specifying such breach and requiring it to be remedied and stating that such notice is a notice of Default hereunder;

          (f) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Collateral in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Collateral, or ordering the winding-up or liquidation of the Issuer's affairs;

          (g) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Collateral, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing;

          (h) the failure of the Indenture Trustee to have a valid perfected first priority security interest in the Trust Property; or

          (i) the failure of any of the Basic Documents to be in full force and effect at any time;

provided that so long as no Insurer Default shall have occurred and be
--------
continuing, neither the Indenture Trustee nor the Noteholders may declare an Indenture Event of Default under the Indenture. So long as an Insurer Default shall not have occurred and be continuing, an Event of Default shall occur only upon delivery by the Insurer to the Indenture Trustee of notice of the occurrence of an Event of Default. The failure to pay principal on a Class of Notes shall not result in the occurrence of an Event of Default until the Final Scheduled Distribution Date for such Class of Notes.

          SECTION 5.02.  Rights Upon Event of Default.
                         ----------------------------

          (a) So long as no Insurer Default has occurred and is continuing, if an Event of Default shall have occurred and be continuing, then the Insurer shall have the right, but not the obligation, upon prior written notice to each Rating Agency, to declare by written notice to the Issuer and the Indenture Trustee that all, but not less than all of the Notes become immediately due and payable, and upon any such declaration the unpaid principal amount of the Notes, together with accrued and unpaid interest thereon, shall become immediately due and payable. The failure to pay principal on a Class of Notes will not result in the occurrence of an Event of Default until the Final Scheduled Distribution Date for such Class of Notes. The Insurer may not, however, cause the Indenture Trustee to liquidate the Collateral, in whole or in part, if the proceeds of such liquidation would not be sufficient to pay the Outstanding Principal Amount of each Class of Notes, together with accrued and unpaid interest thereon at the respective Note Rates of each Class of Notes, unless the Event of Default arose from a claim made on the Insurance Policy or from an Event of Default specified in Section 5.01(f) or (g). The Indenture Trustee will have no discretion with respect to the acceleration of the Notes under the foregoing circumstances. In the event of any such acceleration of the Notes, the Indenture Trustee shall continue to make claims under the Insurance Policy with respect to the Notes.

          (b) If an Insurer Default shall have occurred and be continuing and an Event of Default specified in Section 5.01(b), (c), (d), (e), (f), (g), (h) or (i) shall have occurred and be continuing, the Indenture Trustee may, and shall, if so requested in writing by the Holders of Notes representing at least 66 2/3% of the aggregate Outstanding Principal Amount of the Notes, declare that the Notes become immediately due and payable, and upon any such declaration the unpaid Outstanding Principal Amount of the Notes, together with accrued and unpaid interest thereon, shall become immediately due and payable.

          (c) Following any Event of Default, the Insurer, at its sole option, may elect to pay all or any portion of the Outstanding Principal Amount of the Notes, plus accrued and unpaid interest thereon to the date of payment.

          (d) At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as provided in this Article V, either the Insurer (so long as an Insurer Default has not occurred and is continuing) or the Holders of the Notes representing a majority of the Outstanding Principal Amount of the Notes (if an Insurer Default has occurred and is continuing), by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

               (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

          (A) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

          (B) all sums advanced by the Insurer, together with interest thereon, and remitted by the Indenture Trustee or the Insurer hereunder or by the Insurer under the Insurance Policy, plus all amounts due to the Insurer under the Basic
                            ----
Documents and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, the Owner Trustee and the Insurer and their respective agents and counsel; and

               (ii) All Events of Default have been cured or waived as provided in Section 5.12.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

          SECTION 5.03.  Collection of Indebtedness and Suits for Enforcement
                         ----------------------------------------------------
by Indenture Trustee.
--------------------

          (a) The Issuer covenants that, if the Notes are accelerated in accordance with Section 5.02, the Issuer, upon demand of the Indenture Trustee, to the extent there are funds available in the Trust Accounts, will pay to the Indenture Trustee, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest (including, without limitation, the amounts due on account of the Notes being accelerated), with interest upon the overdue principal and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable Note Rate and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses and disbursements of the Indenture Trustee and its agents and counsel.

          (b) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may, and shall (i) if no Insurer Default shall have occurred and be continuing, at the direction of the Insurer, or (ii) if an Insurer Default shall have occurred and be continuing, at the direction of the Holders of Notes representing at least 66 2/3% of the Outstanding Principal Amount of the Notes, as more particularly provided in Section 5.04, institute a Proceeding for the collection of the amounts so due and unpaid, and shall prosecute such Proceeding to judgment or final decree, and, at the direction of the Controlling Party, shall enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the Collateral or the property of the Issuer or other obligor upon such Notes, wherever situated, the moneys adjudged or decreed payable. At any time when (i) the Insurer is the Controlling Party or (ii)(A) the Insurer is the Holder of the Notes pursuant to
Section 2.07 or 4.04 hereof or Section 4.06 of the Sale and Servicing Agreement and (B) all amounts due to all other Holders of the Notes pursuant to the Notes and this Indenture have been paid in full, the Insurer may, in its own name, institute any Proceeding or take any other action permitted under this section to collect amounts due hereunder from the Issuer or any other obligor on the Notes.

          (c) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Collateral, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.03, shall be entitled and empowered (but only at the written direction of the Insurer so long as it is the Controlling Party), by intervention in such Proceedings or otherwise:

               (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

               (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

               (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

               (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith on the part of the Indenture Trustee.

          (d) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

          (e) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes and the Insurer.

          (f) In any Proceedings brought by the Indenture Trustee (including any Proceedings involving the interpretation of any provision of this Indenture), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

          SECTION 5.04.  Remedies.
                         --------

          (a) If (i) an Event of Default shall have occurred and be continuing, the Indenture Trustee shall (subject to Section 5.04(b) and Section 5.05), if no Insurer Default shall have occurred and be continuing, at the direction of the Insurer, or (ii) if an Event of Default specified in Section 5.01 (b), (c), (d),
(e), (f), (g), (h) or (i) shall have occurred and be continuing, the Indenture Trustee shall (subject to Section 5.04(b) and Section 5.05), if an Insurer Default shall have occurred and be continuing, at the direction of the Holders of Notes representing at least 66 2/3% of the Outstanding Principal Amount of the Notes, take one or more of the following actions as so directed:

               (i) institute Proceedings in its own name and as or on behalf of a trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

               (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Collateral;

               (iii) exercise any remedies of a secured party under the UCC and any other remedy available to the Indenture Trustee and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee on behalf of the Noteholders and the Insurer under this Indenture or the Notes;

               (iv) sell or cause the Servicer to otherwise liquidate the Collateral or any portion thereof or rights or interests therein, at one or more public or private sales called and conducted in any manner permitted by law and deliver the proceeds of such sale or liquidation to the Indenture Trustee for distribution in accordance with the terms of this Indenture; and

               (v)    maintain possession of the Collateral.

          (b)  Notwithstanding the foregoing,

               (i) in the event that the Indenture Trustee is acting at the direction of the Insurer, so long as no Insurer Default shall have occurred and be continuing, unless an Event of Default specified in Section 5.01
     (a), (f) or (g) shall have occurred and be continuing, the Insurer shall not have the right to cause the Indenture Trustee or the Servicer to, and neither the Indenture Trustee nor the Servicer shall, liquidate the Collateral in whole or in part if the proceeds of such sale or liquidation would not be sufficient to pay all outstanding principal of and accrued interest on the Notes unless the Insurer has paid the Notes in full under the Insurance Policy; and

               (ii) in the event that the Indenture Trustee is acting at the direction of the Holders of Notes representing at least 66 2/3% of the Outstanding

     Principal Amount of the Notes, the Noteholders shall not have the right to direct the Indenture Trustee or the Servicer to, and neither the Indenture Trustee nor the Servicer shall, liquidate the Collateral in whole or in part unless (A) an Event of Default as specified in Section 5.01 (b), (c),
     (f), (g), (h) or (i) shall have occurred and be continuing and in any case the Insurer shall have failed to make a payment required under the Insurance Policy in accordance with its terms or (B)(1) an Event of Default as specified in Section 5.01(d) or (e) shall have occurred and be continuing, (2) the Insurer shall not have failed to make a payment required under the Insurance Policy in accordance with its terms and (3) the proceeds of such sale or liquidation would be sufficient to pay all outstanding principal of and accrued interest on the Notes and all amounts owing to the Insurer pursuant to the terms of the Insurance Agreement or the other Basic Documents. In the event of a liquidation of the Collateral pursuant to clause (ii), the Insurance Policy will not be available to cover losses to Noteholders resulting from such liquidation, and the Insurance Policy shall be terminated and the Insurer shall have no further obligation to make any payment thereunder.

          (c) In determining the sufficiency or insufficiency of the proceeds of a sale or liquidation of the Collateral to pay all amounts required pursuant to Section 5.04(b)(i) or (ii) above, the Indenture Trustee may, but need not, at the sole expense of the Issuer obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

          SECTION 5.05.  Optional Preservation of the Contracts. If the Notes
                         --------------------------------------
have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee, absent direction to the contrary from the Insurer or the Noteholders pursuant to Section 5.04, shall maintain possession of the Collateral.

          SECTION 5.06.  Priorities.
                         ----------

          (a)  If the Notes have been declared to be due and payable under
Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, any money collected by the Indenture Trustee with respect to the Collateral or the Notes pursuant to this Article or otherwise and any money that may then be held or thereafter received by the Indenture Trustee with respect to the Collateral or the Notes (excluding any payments made under the Insurance Policy), shall be applied in the following order and priority:

               first, to the Servicer, to pay any unpaid Servicing Fee;

               second, to pay any accrued and unpaid Owner Trustee Fees and Indenture Trustee Fees and reasonable out-of-pocket expenses without preference or priority of any kind;

               third, to the Noteholders, to pay accrued interest on each Class of Notes on a pro rata basis, without preference or priority of any
                        --- ----
          kind, based on the interest accrued (including, to the extent permitted by applicable law, interest accrued on any interest accrued but not timely paid) on each Class of Notes at the related Note Rate for such Class;

               fourth, to the Noteholders, to pay principal on each Class of Notes on a pro rata basis, without preference or priority of any kind,
                     --- ----
          based on the Outstanding Principal Amount of each Class of Notes, until the Outstanding Principal Amount of each Class of Notes is reduced to zero;

               fifth, to the Insurer, to pay amounts owing to the Insurer under the Insurance Agreement or any of the Basic Documents (including, without limitation, the Insurance Premium); and

               sixth, to the Holder of the Residual Interest Certificate.

          (b) The Indenture Trustee may, upon notification to the Issuer and the Insurer, fix a record date and payment date for any payment to Noteholders pursuant to this Section. At least 15 days before such record date, the Indenture Trustee shall mail or send by facsimile to each Noteholder and the Insurer a notice that states the record date, the payment date and the amount to be paid.

          (c) Payments under the Insurance Policy following acceleration of the Notes pursuant to Section 5.02 shall be applied by the Indenture Trustee as follows:

          first, to the payment of amounts due and unpaid on the Notes in respect of interest, ratably, without preference or priority of any kind; and

          second, to the payment of amounts due and unpaid on the Notes in respect of principal, ratably, without preference or priority of any kind, until the Notes are paid in full.

          SECTION 5.07.  Limitation of Suits.  No Holder of any Note shall have
                         -------------------
any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

               (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

               (ii) the Holders of not less than 25% of the Outstanding Principal Amount of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

               (iii) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

               (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings;

               (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Principal Amount of the Notes, voting together as a single class; and

               (vi) the Insurer has given its prior written consent or an Insurer Default shall have occurred and be continuing.

It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

          In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Principal Amount of the Notes, the Indenture Trustee shall act at the direction of the group of Holders of Notes with the greater amount of Outstanding Principal Amount of Notes; however, if the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes with an equal Outstanding Principal Amount of Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture and any such action shall be binding on all parties.

          SECTION 5.08. Unconditional Rights of Noteholders to Receive Principal
                        --------------------------------------------------------
and Interest. Notwithstanding any other provisions in this Indenture, the Holder
------------
of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

          SECTION 5.09. Restoration of Rights and Remedies. If the Indenture
                        ----------------------------------
Trustee, the Insurer or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee, the Insurer or such Noteholder, then and in every such case the Issuer, the Indenture Trustee, the Insurer and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, the Insurer and the Noteholders shall continue as though no such Proceeding had been instituted.

          SECTION 5.10. Rights and Remedies Cumulative. No right or remedy
                        ------------------------------
herein conferred upon or reserved to the Indenture Trustee, the Insurer or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 5.11. Delay or Omission Not a Waiver. No delay or omission of
                        ------------------------------
the Indenture Trustee, the Insurer or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee, the Insurer or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Insurer or by the Noteholders, as the case may be.

          SECTION 5.12. Control by Noteholders. If the Insurer is not the
                        ----------------------
Controlling Party, the Holders of a majority of the Outstanding Principal Amount of the Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:
         --------

               (i) such direction shall not be in conflict with any rule of law or with this Indenture;

               (ii) any direction to the Indenture Trustee to sell or liquidate the Collateral shall be subject to the terms of Section 5.04; and

               (iii) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

Notwithstanding the rights of Noteholders set forth in this Section, subject to
Section 6.01, the Indenture Trustee need not take any action that it determines, in its sole discretion, might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

          SECTION 5.13. Waiver of Past Defaults. Prior to the declaration of the
                        -----------------------
acceleration of the maturity of the Notes as provided in Section 5.02, the Insurer or the Holders of Notes representing more than 50% of the Outstanding Principal Amount of the Notes with the consent of the Insurer may waive any past Default or Event of Default and its consequences except a Default (a) in the payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of the Holder of each Note, as applicable. In the case of any such waiver, the Issuer, the Indenture Trustee, the Insurer and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

          Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture, unless otherwise specified in such waiver; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

          SECTION 5.14. Undertaking for Costs. All parties to this Indenture
                        ---------------------
agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (i) any suit instituted by the Indenture Trustee or the Insurer, (ii) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Principal Amount of the Notes or (iii) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

          SECTION 5.15. Waiver of Stay or Extension Laws. The Issuer covenants
                        --------------------------------
(to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in and manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantages of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee or the Insurer, but will suffer and permit the execution of every such power as though no such law had been enacted.

          SECTION 5.16. Action on Notes. The Indenture Trustee's right to seek
                        ---------------
and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee, the Insurer or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee or the Insurer against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with
Section 5.06.

          SECTION 5.17. Performance and Enforcement of Certain Obligations.
                        --------------------------------------------------

          (a) Promptly following a request from the Indenture Trustee or the Insurer to do so and at the Administrator's expense, the Issuer shall take all such lawful action as the Indenture Trustee or the Insurer may request to compel or secure the performance and observance by the Seller, the Originator, the Custodian, the Administrator and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement or the other Basic Documents, as applicable, in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement or the other Basic Documents, as applicable, to the extent and in the manner directed by the Indenture Trustee or the Insurer, including the transmission of notices of default on the part of the Seller, the Originator, the Custodian, the Administrator or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller, the Originator, the Custodian, the Administrator or the Servicer of each of their obligations under the Sale and Servicing Agreement or the other Basic Documents, as applicable.

          (b) If the Indenture Trustee is the Controlling Party and if an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be given in writing and may include a facsimile) of the Holders of 66 2/3% of the Outstanding Principal Amount of the Notes shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

                                  ARTICLE VI

                             THE INDENTURE TRUSTEE

          SECTION 6.01.  Duties of Indenture Trustee.
                         ---------------------------

          (a) If an Event of Default has occurred and is continuing, and of which the Indenture Trustee shall have actual knowledge or has received notice, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and with the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs; provided that if the Indenture Trustee shall assume
                           --------
the duties of the Servicer pursuant to Section 3.07(e), the Indenture Trustee in performing such duties shall use the degree of care and skill customarily exercised by a prudent institutional servicer with respect to automobile retail installment sales contracts that it services for itself or others.

          (b) Except during the continuance of an Event of Default of which a Responsible Officer of the Indenture Trustee shall have actual knowledge or written notice:

               (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations (including, without limitation, to exercise any discretionary powers granted by this Indenture) shall be read into this Indenture against the Indenture Trustee; and

               (ii) in the absence of bad faith or negligence on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided the Indenture Trustee shall
                                     --------
     examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture and the other Basic Documents to which the Indenture Trustee is a party; provided, further, that the
                                                --------  -------
     Indenture Trustee shall not be responsible for the accuracy or content of any of the aforementioned documents and the Indenture Trustee shall have no obligation to verify, re-compute or recalculate any numerical information provided to it pursuant to the Basic Documents.

          (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

               (i)  this paragraph does not limit the effect of Section 6.01(b);

               (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

               (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with the direction received by the Indenture Trustee pursuant to Section 5.12 of this Indenture.

          (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraphs (a), (b) and (c) of this Section 6.01.

          (e) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

          (f) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

          (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or indemnity satisfactory to the Indenture Trustee in its reasonable discretion against such risk or liability is not assured to it.

          (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

          (i) The Indenture Trustee shall, and hereby agrees that it will (i) perform all of the obligations and duties required of it under the Sale and Servicing Agreement and (ii) hold the Insurance Policy in trust, and will hold any proceeds of any claim on the Insurance Policy in trust solely for application to the Notes as provided in the Sale and Servicing Agreement.

          (j) Except as otherwise required or permitted by the TIA, nothing contained herein shall be deemed to authorize the Indenture Trustee to engage in any business operations or any activities other than those set forth in this Indenture. Specifically, the Indenture Trustee shall have no authority to engage in any business operations, acquire any assets other than those specifically included in the Collateral under this Indenture or otherwise vary the assets held by the Trust. Similarly, the Indenture Trustee shall have no discretionary duties other than performing those ministerial acts set forth above necessary to accomplish the purpose of this Trust as set forth in this Indenture.

          (k) The Indenture Trustee shall not be liable in its individual capacity with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Indenture or the Basic Documents or at the direction of the Insurer or a majority of the Outstanding Principal Amount of Notes or the Insurer, relating to the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee, or exercising or omitting to exercise any trust or power conferred upon the Indenture Trustee, under this Indenture.

          (l) The Indenture Trustee shall not be required to take notice or be deemed to have notice or knowledge of any Default or Event of Default unless a Responsible Officer of the Indenture Trustee shall have actual knowledge thereof or shall have received written notice thereof. In the absence of actual knowledge or receipt of such notice, the Indenture Trustee may conclusively assume that there is no Default or Event of Default.

          (m) Subject to the other provisions of this Indenture and the Basic Documents, the Indenture Trustee shall have no duty (i) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (ii) to see to any insurance, (iii) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Collateral, or (iv) to confirm or verify the contents of any reports or certificates delivered to the Indenture Trustee pursuant to this Indenture believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties.

          (n) In no event shall the Indenture Trustee be liable for lost profits, even if the Indenture Trustee has been advised of the likelihood of such loss or damage regardless of the form of action.

          SECTION 6.02.  Rights of Indenture Trustee.
                         ---------------------------

          (a) Except as otherwise provided in the second succeeding sentence, the Indenture Trustee may conclusively rely and shall be protected in acting upon or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, note, direction, demand, election or other paper or document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document. Notwithstanding the foregoing, the Indenture Trustee, subject to Section 6.01(b)(ii) upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Indenture Trustee that shall be specifically required to be furnished pursuant to any provision of this Indenture or any of the other Basic Documents, as applicable, shall examine them to determine whether they comply as to form to the requirements of this Indenture or any of the other Basic Documents, as applicable.

          (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate (with respect to factual matters) or an Opinion of Counsel, as applicable. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

          (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee appointed by the Indenture Trustee with due care, provided, however, the Indenture Trustee shall not be responsible for the
--------  -------
negligence or misconduct of any custodian, subservicer or any other agent not expressly appointed by the Indenture Trustee.

          (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided that the Indenture Trustee's conduct does not
                  --------
constitute willful misconduct, negligence or bad faith.

          (e) The Indenture Trustee may consult with counsel, and the advice or Opinion of Counsel with respect to legal matters relating to this Indenture and the other Basic Documents and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder or thereunder in good faith and in accordance with the advice or opinion of such counsel.

          (f) The Indenture Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Indenture Trustee security or indemnity satisfactory to the Indenture Trustee in its reasonable discretion against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Indenture Trustee of the obligation, during the continuance of an Event of Default of which a Responsible Officer of the Indenture Trustee shall have actual knowledge, to exercise such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (g) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by a majority of Noteholders; provided that if the payment within a reasonable
                              --------
time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Agreement, the Indenture Trustee may require indemnity satisfactory to the Indenture Trustee in its reasonable discretion against such cost, expense or liability as a condition to taking any such action.

          (h) The right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Indenture Trustee shall not be answerable for other than its willful misconduct, negligence or bad faith in the performance of such act.

          SECTION 6.03.  Individual Rights of Indenture Trustee. The Indenture
                         --------------------------------------
Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee is required to comply with Sections 6.11 and 6.12.

          SECTION 6.04.  Indenture Trustee's Disclaimer. The Indenture Trustee
                         ------------------------------
shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the other Basic Documents, the Collateral or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

          SECTION 6.05.  Notice of Defaults. If a Default occurs and is
                         ------------------
continuing and a Responsible Officer of the Indenture Trustee has actual knowledge or has received written notice thereof, the Indenture Trustee shall mail to each Noteholder and the Insurer notice of the Default within 90 days after it occurs and to the Insurer, notice of such Default promptly after it occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the redemption of Notes), the Indenture Trustee may withhold the notice to the Noteholders if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

          SECTION 6.06.  Reports by Indenture Trustee to Holders. The Indenture
                         ---------------------------------------
Trustee shall deliver to each Noteholder such information as may be required to enable such holder to prepare its federal and state income tax returns.

          SECTION 6.07.  Compensation and Indemnity. The Issuer shall pay or
                         --------------------------
cause the Administrator to pay to the Indenture Trustee from time to time reasonable compensation for its services; provided, however, the amounts payable
                                          --------  -------
by the Issuer hereunder shall be in amounts and in accordance with Section 4.03 of the Sale and Servicing Agreement. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse or cause the Administrator to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services; provided, however, the amounts payable by the Issuer hereunder shall be in
--------  -------
amounts and in accordance with Section 4.03 of the Sale and Servicing Agreement. Such expenses shall include the reasonable compensation and expenses and disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Indenture Trustee hereby agrees to act notwithstanding any failure of the Servicer or the Administrator to pay any costs or expenses to the Indenture Trustee. The Issuer shall, or shall cause the Administrator to, indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder, except that neither the Issuer nor the Administrator shall be liable for or required to indemnify the Indenture Trustee from and against expenses arising or resulting from negligence, bad faith or wilful misconduct on the part of the Indenture Trustee; provided, however, any obligation of the Issuer in
                          --------  -------
respect of such indemnity
under this Section 6.07 shall not be payable from the Collateral or Trust Property. The Indenture Trustee shall notify the Issuer and the Administrator promptly in writing of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder, except as provided in the last sentence of this paragraph. The Issuer shall, or shall cause the Administrator to, defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall, or shall cause the Administrator to, pay the fees and expenses of such counsel. Neither the Issuer nor the Administrator need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

          The Issuer's obligations to the Indenture Trustee pursuant to this Section shall survive the resignation or removal of the Indenture Trustee and the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.01 (f) or (g) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

          SECTION 6.08.  Replacement of Indenture Trustee. The Indenture Trustee
                         --------------------------------
may resign at any time by so notifying the Issuer, the Servicer and the Insurer. The Issuer may, with the consent of the Insurer, and, at the request of the Insurer unless an Insurer Default shall have occurred and be continuing, shall, remove the Indenture Trustee, if:

               (i)   the Indenture Trustee fails to comply with Section 6.11;

               (ii) a court having jurisdiction in the premises in respect of the Indenture Trustee in an involuntary case or proceeding under federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or ordering the winding-up or liquidation of the Indenture Trustee's affairs, provided any such decree or order shall have continued unstayed and in effect for a period of 30 consecutive days;

               (iii) the Indenture Trustee commences a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator or other similar official for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing;

               (iv) the Indenture Trustee otherwise becomes incapable of acting; or

               (v) the Indenture Trustee breaches any representation, warranty or covenant made by it under any Basic Document.

          If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee acceptable to the Insurer.

          A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, the Insurer and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The Issuer or the successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

          If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer, the Insurer or the Holders of a majority of the Outstanding Principal Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee acceptable to the Insurer.

          If the Indenture Trustee fails to comply with Section 6.11, any Noteholder, with the prior written consent of the Insurer, may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee acceptable to the Insurer.

          Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to the provisions of this Section shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to this Section. Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the retiring Indenture Trustee shall be entitled to payment or reimbursement of such amounts as such Person is entitled pursuant to Section 6.07.

          SECTION 6.09.  Successor Indenture Trustee by Merger. If the Indenture
                         -------------------------------------
Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be acceptable to the Insurer and otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Insurer and each Rating Agency prompt notice of any such transaction.

          In case at the time such successor by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture while any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which, anywhere in the Notes or anywhere in this Indenture, it is provided that the certificate of the Indenture Trustee shall have.

          SECTION 6.10.  Appointment of Co-Indenture Trustee or Separate
                         -----------------------------------------------
Indenture Trustee.
-----------------

          (a) Notwithstanding any other provision of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture Trustee, with the consent of the Insurer (so long as it is the Controlling Party) shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, jointly with the Indenture Trustee, or separate trustee or separate trustees, of all or any part of the Trust Property, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders and the Insurer, such title to the Collateral, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee or the Insurer (so long as it is the Controlling Party) may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Indenture Trustee under
Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 hereof.

          (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Property or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

               (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

               (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of co-appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

          (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. Notwithstanding anything to the contrary in this Indenture, the appointment of any separate trustee or co-trustee shall not relieve the Indenture Trustee of its obligations and duties under this Indenture.

          SECTION 6.11.  Eligibility; Disqualification.
                         -----------------------------

          (a) The Indenture Trustee shall be acceptable to the Insurer and shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Indenture Trustee shall provide copies of such reports to the Insurer upon request. The Indenture Trustee shall comply with TIA Section 310(b); provided that there shall be
                                              --------
excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

          (b) If the long term debt rating of the Indenture Trustee shall not be at least Baa3 from Moody's and BBB from Standard & Poor's, the Rating Agencies and the Insurer shall be given notice of such lower long-term debt rating.

          SECTION 6.12.  Preferential Collection of Claims Against Issuer. The
                         ------------------------------------------------
Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

          SECTION 6.13.  Representations and Warranties of Indenture Trustee.
                         ---------------------------------------------------
The Indenture Trustee hereby makes the following representations and warranties on which the Issuer and Noteholders shall rely:

          (a) the Indenture Trustee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation; and

          (b) the Indenture Trustee has full power, authority and legal right to execute, deliver, and perform this Indenture and shall have taken all necessary action to authorize the execution, delivery and performance by it of this Indenture.

          SECTION 6.14.  Waiver of Setoffs. The Indenture Trustee hereby
                         -----------------
expressly waives any and all rights of setoff that the Indenture Trustee may otherwise at any time have under applicable law with respect to the Trust Property or the Trust Account Property and agrees that the amounts in the Trust Accounts shall at all times be held and applied solely in accordance with the provisions hereof and of the Sale and Servicing Agreement.

                                  ARTICLE VII

                        NOTEHOLDERS' LISTS AND REPORTS

          SECTION 7.01.  Indenture Trustee to Furnish Issuer Names and Addresses
                         -------------------------------------------------------
of Noteholders. The Indenture Trustee will furnish or cause to be furnished to
--------------
the Issuer and the Administrator (i) not more than five days after the earlier of (a) each Record Date and (b) three months after the last Record Date, a list, in such form as the Issuer may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date and (ii) at such other times as the Issuer may request in writing, within 30 days after receipt by the Indenture Trustee of any such request, a list of similar form and content as of a date not more than ten days prior to the time such list is furnished; provided that so
                                                             --------
long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished. The Indenture Trustee or, if the Indenture Trustee is not the Note Registrar, the Issuer shall furnish to the Insurer in writing at such times as the Insurer may reasonably request a copy of the list.

          SECTION 7.02.  Preservation of Information; Communications to
                         ----------------------------------------------
Noteholders.
-----------

          (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished. The Indenture Trustee shall make such list available to the Insurer.

          (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

          (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

          SECTION 7.03.  Reports by Issuer.
                         -----------------

          (a)  The Issuer shall:

               (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

               (ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the

     Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

               (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) as may be required by rules and regulations prescribed from time to time by the Commission.

          SECTION 7.04.  Fiscal Year. Unless the Issuer otherwise determines,
                         -----------
the fiscal year of the Issuer shall end on December 31 of each calendar year.

          SECTION 7.05.  Reports by Indenture Trustee. To the extent that any of
                         ----------------------------
the events described in TIA Section 313(a) shall have occurred, the Indenture Trustee shall, within 60 days after each December 15 beginning with December 15, _____, mail to the Issuer, the Insurer and each Noteholder as required by TIA
Section 313(c) a brief report dated as of such date that complies with TIA
Section 313(a). The Indenture Trustee also shall comply with TIA Section 313(b).

                                 ARTICLE VIII

                     ACCOUNTS, DISBURSEMENTS AND RELEASES

          SECTION 8.01.  Collection of Money.
                         -------------------

          (a)  General. Except as otherwise expressly provided herein, the
               -------
Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Collateral, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

          (b)  Claims Under Insurance Policy. The Notes will be insured by the
               -----------------------------
Insurance Policy pursuant to the terms set forth therein, notwithstanding any provisions to the contrary contained in this Indenture or the Sale and Servicing Agreement. All amounts received under the Insurance Policy shall be used solely for the payment to Noteholders of principal of and interest on the Notes.

          SECTION 8.02.  Trust Accounts.
                         --------------

          (a) On or prior to the Closing Date, the Indenture Trustee shall establish and maintain in the name of the Indenture Trustee, for the benefit of the Noteholders and the Insurer, the Trust Accounts as provided in Section 4.01 of the Sale and Servicing Agreement.

          (b) On the Business Day immediately preceding each Distribution Date, based solely on the Distribution Date Statement, the Indenture Trustee shall withdraw from the Collection Account an amount equal to the amount of Available Funds available with respect to such Distribution Date and deposit such amount into the Payment Account, as provided in Section 4.03(a) of the Sale and Servicing Agreement. On each Distribution Date, the Indenture Trustee will apply the Available Funds with respect to the related Collection Period, together with amounts, if any, withdrawn from the Spread Account or representing payment of the Insured Payment, to make the deposits to the Note Distribution Account required pursuant to Section 4.03(a) of the Sale and Servicing Agreement.

          (c) On each Distribution Date and the Redemption Date, the Indenture Trustee shall distribute all amounts on deposit in the Note Distribution Account in respect of such Distribution Date to Noteholders in the following order of priority:

               (i) to the Holders of each Class of Notes, on a pro rata basis, the Note Interest Distributable Amount for such Distribution Date;

               (ii) if such Distribution Date is the Final Scheduled Distribution Date with respect to a Class of Notes, to the Holders of such Class of Notes, the Note Principal Distributable Amount to the extent of the remaining Outstanding Principal Amount of such Class of Notes;

               (iii) to the Holders of the Class A-1 Notes, the remaining Note Principal Distributable Amount (after giving effect to the payment, if any, described in clause (ii) above), until the Outstanding Principal Amount of the Class A-1 Notes is reduced to zero;

               (iv) to the Holders of the Class A-2 Notes, the remaining Note Principal Distributable Amount (after giving effect to the payments, if any, described in clauses (ii) and (iii) above), until the Outstanding Principal Amount of the Class A-2 Notes is reduced to zero;

               (v) to the Holders of the Class A-3 Notes, the remaining Note Principal Distributable Amount (after giving effect to the payments, if any, described in clauses (ii), (iii) and (iv) above), until the Outstanding Principal Amount of the Class A-3 Notes is reduced to zero; and

               (vi) to the Holders of the Class A-4 Notes, the remaining Note Principal Distributable Amount (after giving effect to the payments, if any, described in clauses (ii), (iii), (iv) and (v) above), until the Outstanding Principal Amount of the Class A-4 Notes is reduced to zero.

          (d) The Indenture Trustee shall make claims under the Insurance Policy pursuant to Section 4.02(c) of the Sale and Servicing Agreement and in accordance with the Insurance Policy. In making any such claim, the Indenture Trustee shall comply with all the terms and conditions of the Insurance Policy. Upon receipt of the Insured Payment, the Indenture Trustee shall distribute such Insured Payment as part of the Note Distributable Amount under this Indenture.

          SECTION 8.03.  Release of Collateral.
                         ---------------------

          (a)  Subject to the payment of its fees and expenses pursuant to
Section 6.07, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

          (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due the Indenture Trustee pursuant to Section 6.07 have been paid in full and all due to the Insurer under the Basic Documents have been paid, release any remaining portion of the Collateral that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this
Section 8.03(b) only upon receipt by it and the Insurer of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.01.

          SECTION 8.04.  Opinion of Counsel. The Indenture Trustee and the
                         ------------------
Insurer, shall receive at least seven days prior written notice when requested by the Issuer to take any action pursuant to Section 8.03(a), accompanied by copies of any instruments involved, and the Indenture Trustee and the Insurer, shall also require, as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee and the Insurer (and not at the expense of the Indenture Trustee or the Insurer), stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided that such Opinion of Counsel shall not be
                              --------
required to express an opinion as to the fair value of the Collateral. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                  ARTICLE IX

                            SUPPLEMENTAL INDENTURES

          SECTION 9.01.  Supplemental Indentures Without Consent of Noteholders.
                         ------------------------------------------------------

          (a) Without the consent of the Holders of any Notes but with the consent of the Insurer and with prior notice to each Rating Agency, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, and the other parties hereto at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

               (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien created by this Indenture, or to subject to the lien created by this Indenture additional property;

               (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

               (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes and the Insurer, or to surrender any right or power herein conferred upon the Issuer;

               (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

               (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or the Basic Documents or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not adversely affect the interests of the
     --------
     Holders of the Notes or the Insurer;

               (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

               (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this

     Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

          The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

          (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Notes but with the consent of the Insurer and with prior notice to each Rating Agency, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided that (1) such action shall
                                           --------
not (A) materially and adversely affect the interests of any Noteholder, as evidenced by an Opinion of Counsel to be delivered upon the request of the Indenture Trustee or (B) as confirmed by each Rating Agency rating the Notes of the related series, cause the then current rating assigned to any class of such Notes to be withdrawn or reduced without regard to the Insurance Policy and (2) an Opinion of Counsel as to applicable tax matters is delivered.

          SECTION 9.02. Supplemental Indentures With Consent of Noteholders. The
                        ---------------------------------------------------
Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, with prior notice to each Rating Agency, with the consent of the Insurer and, so long as the Insurer is not the Controlling Party, with the consent of the Holders of not less than a majority of the Outstanding Principal Amount of the Notes, acting as a single class, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided
                                                                    --------
that, subject to the express rights of the Insurer under the Basic Documents, no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

          (a) change the date of payment of any installment of principal of, or interest on, any Note or reduce the principal amount thereof, the note rate thereon or the Redemption Price with respect thereto, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable;

          (b) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

          (c) reduce the percentage of the Outstanding Principal Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

          (d) modify or alter the provisions of the second proviso to the definition of the term "Outstanding";

          (e) reduce the percentage of the Outstanding Principal Amount of the Notes, the consent of the Holders of which is required to direct the Indenture Trustee to sell or liquidate the Collateral pursuant to Section 5.04;

          (f) decrease the percentage of the Outstanding Principal Amount of the Notes required to amend this Indenture or the other Basic Documents;

          (g) permit the creation of any lien ranking prior to or on a parity with the lien created by this Indenture with respect to any part of the Collateral for such Notes or, except as otherwise permitted or contemplated herein, terminate the lien created by this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien created by this Indenture; or

          (h) result in a taxable event to any Noteholder for federal income tax purposes or result in the Trust being classified as an association or publicly traded partnership taxable as a corporation for federal income tax purposes.

          The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

          It shall not be necessary for any act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such act shall approve the substance thereof.

          Promptly after the execution by the parties hereto of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          SECTION 9.03.  Execution of Supplemental Indentures.  In executing, or
                         ------------------------------------
permitting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall, if it requests, be entitled to receive, and subject to Sections 6.01 and 6.02 shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise. The Indenture Trustee shall provide a fully executed copy of any supplemental indenture to this Indenture to the Insurer and each Rating Agency.

          SECTION 9.04. Effect of Supplemental Indenture. Upon the execution of
                        --------------------------------
any supplemental indenture pursuant to the provisions hereof, this Indenture shall be, and shall be deemed to be, modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the parties hereto and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be, and shall be deemed to be, part of the terms and conditions of this Indenture for any and all purposes.

          SECTION 9.05. Conformity With Trust Indenture Act. Every amendment of
                        -----------------------------------
this Indenture and every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

          SECTION 9.06. Reference in Notes to Supplemental Indentures. Notes
                        ---------------------------------------------
authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee and the Insurer as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                   ARTICLE X

                              REDEMPTION OF NOTES

          SECTION 10.01. Redemption. In the event that the Servicer pursuant to
                         ----------
Section 8.01(a) of the Sale and Servicing Agreement purchases the corpus of the Trust, the Notes are subject to redemption in whole, but not in part, on the Distribution Date on which such repurchase occurs, for a purchase price equal to the Redemption Price; provided that the Issuer has available funds sufficient to
                      --------
pay the Redemption Price plus all amounts owed to the Insurer, the Servicer, the
                         ----
Indenture Trustee and the Owner Trustee under the Basic Documents. The Seller, the Servicer or the Issuer shall furnish the Insurer and each Rating Agency 20 days prior notice of such redemption and the Redemption Date. If the Notes are to be redeemed pursuant to this Section 10.01, the Servicer or the Issuer shall furnish notice of such election to the Indenture Trustee not later than 20 days prior to the Redemption Date and shall deposit, one Business Day prior to the Redemption Date, with the Indenture Trustee in the Note Distribution Account the Redemption Price of the Notes to be redeemed and shall pay to the Insurer all amounts due to it under the Basic Documents, whereupon all such Notes shall be due and payable on the Redemption Date upon the furnishing of a notice complying with Section 10.02 to each Holder of the Notes.

          SECTION 10.02. Form of Redemption Notice. Notice of redemption under
                         -------------------------
Section 10.01 shall be given by the Administrator by first-class mail, postage prepaid or by facsimile, mailed or transmitted not less than five days prior to the applicable Redemption Date to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address appearing in the Note Register. In addition, the Administrator shall notify the Insurer and the Rating Agencies upon the redemption of any Class of Notes, as provided for in Section l(a)(i) of the Administration Agreement.

          All notices of redemption shall state:

               (i)   the Redemption Date;

               (ii)  the Redemption Price; and

               (iii) the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02).

          Notice of redemption of the Notes shall be given by the Administrator in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

          SECTION 10.03. Notes Payable on Redemption Date. The Notes or portions
                         --------------------------------
thereof to be redeemed shall, following notice of redemption (if any) as required by Section 10.02, on the Redemption Date become due and payable at the Redemption

Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

                                  ARTICLE XI

                                 MISCELLANEOUS

          SECTION 11.01. Compliance Certificates and Opinions, etc.
                         ------------------------------------------

          (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee and the Insurer (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) if required by the TIA, an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section 11.01. Notwithstanding the foregoing, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

               (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

          (b)  (i)   Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property subject to the lien created by this Indenture, the Issuer, in addition to any obligation imposed in Section 11.01(a) or elsewhere in this Indenture, shall furnish to the Indenture Trustee and the Insurer an Officer's Certificate certifying or stating the opinion of the signer thereof as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

               (ii) Whenever the Issuer is required to furnish to the Indenture Trustee and the Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee and the Insurer an Independent Certificate as to the named matters, if the fair value to the Issuer of the property to be so deposited and of all other such property made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the Officer's Certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Outstanding Principal Amount of the Notes, but such Officer's Certificate need not be furnished with respect to any property so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent (1%) of the Outstanding Principal Amount of the Notes.

               (iii) Whenever any property or securities are to be released from the lien created by this Indenture, the Issuer shall also furnish to the Indenture Trustee and the Insurer an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security created by this Indenture in contravention of the provisions hereof.

               (iv) Whenever the Issuer is required to furnish to the Indenture Trustee and the Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee and the Insurer an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities released from the lien created by this Indenture since the commencement of the then current fiscal year, as set forth in the Officer's Certificate required by clause (iii) above and this clause (iv), equals 10% or more of the Outstanding Principal Amount of the Notes, but such Officer's Certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Outstanding Principal Amount of the Notes.

          SECTION 11.02. Form of Documents Delivered to Indenture Trustee. In
                         ------------------------------------------------
any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller or the Issuer, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

          SECTION 11.03. Acts of Noteholders.
                         -------------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

          (c) The ownership of Notes shall be proved by the Note Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every
Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

          SECTION 11.04. Notices, etc., to Indenture Trustee, Issuer, Insurer
                         ----------------------------------------------------
and Rating Agencies.
-------------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

              (i) the Indenture Trustee by any Noteholder, the Insurer or by the Issuer shall be sufficient for every purpose hereunder if in writing, personally delivered, sent by facsimile transmission and confirmed or mailed by overnight service, to or with the Indenture Trustee at its Corporate Trust Office;

              (ii) the Issuer by the Indenture Trustee, the Insurer or by any Noteholder shall be sufficient for every purpose hereunder if in writing, personally delivered, sent by facsimile transmission and confirmed or mailed by overnight service, to the Issuer addressed to: ANRC Auto Owner Trust ___, in care of _______________, as Owner Trustee, _______________,
     Attention: ______________________ , or at any other address furnished in writing to the Indenture Trustee by the Issuer; or

              (iii) the Insurer by the Issuer or the Indenture Trustee shall be sufficient for any purpose hereunder if in writing, personally delivered, sent by facsimile transmission and confirmed or mailed by overnight service, to the Insurer addressed to: __________________________.

          (b) Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered, sent by facsimile transmission and confirmed or mailed by overnight service, to (i) in the case of Moody's, at the following address: Moody's Investors Service, ABS Monitoring Department, 99 Church Street, New York, New York 10007 and (ii) in the case of Standard & Poor's, at the following address:
Standard & Poor's Ratings Services, 55 Water Street, New York, New York 10041,
Attention: Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

          SECTION 11.05. Notices to Noteholders; Waiver. Where this Indenture
                         ------------------------------
provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

          In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

          Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default

          SECTION 11.06. Alternate Payment and Notice Provisions.
                         ---------------------------------------
Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

          SECTION 11.07. Conflict With Trust Indenture Act. If any provision
                         ---------------------------------
hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

          The provisions of TIA Sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

          SECTION 11.08. Effect of Headings and Table of Contents. The Article
                         ----------------------------------------
and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 11.09. Successors and Assigns. All covenants and agreements in
                         ----------------------
this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

          SECTION 11.10. Separability. In case any provision in this Indenture
                         ------------
or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 11.11.  Benefits of Indenture. The Insurer and its successors
                          ---------------------
and assigns shall be a third-party beneficiary to the provisions of this Indenture, and shall be entitled to rely upon and directly to enforce such provisions of this Indenture so long as no Insurer Default shall have occurred and be continuing. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and the Insurer and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Collateral, any benefit or any legal or equitable right, remedy or claim under this Indenture. The Insurer may disclaim any of its rights and powers under this Indenture, but not its duties and obligations under the Insurance Policy, upon delivery of a written notice to the Indenture Trustee.

          SECTION 11.12.  Legal Holidays. In any case where the date on which
                          --------------
any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue on the amount of such payment for the period from and after any such nominal date.

          SECTION 11.13.  Governing Law. This Indenture shall, in accordance
                          -------------
with Section 5-1401 of the General Obligations Law of the State of New York, be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law provisions thereof.

          SECTION 11.14.  Counterparts. This Indenture may be executed in
                          ------------
several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

          SECTION 11.15.  Recording of Indenture. If this Indenture is subject
                          ----------------------
to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee and the Insurer) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

          SECTION 11.16.  Trust Obligation. No recourse may be taken, directly
                          ----------------
or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Owner Trust Agreement.

          SECTION 11.17.  No Petition. The parties hereto, by entering into this
                          -----------
Indenture, and each Noteholder, by accepting a Note or a beneficial interest in a Note, hereby covenant and agree that they will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law.

          SECTION 11.18.  Inspection. The Issuer agrees that, on reasonable
                          ----------
prior notice, it will permit any representative of the Indenture Trustee or of the Insurer, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee and the Insurer shall and shall cause their respective representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee and the Insurer may reasonably determine that such disclosure is consistent with its obligations hereunder.

          SECTION 11.19.  Limitation of Liability of Owner Trustee.
                          ----------------------------------------
Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by __________ not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall ___________ in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Owner Trust Agreement. Notwithstanding anything herein to the contrary, Section 2.07 of the Owner Trust Agreement shall remain in full force and effect.

          SECTION 11.20.  Certain Matters Regarding the Insurer. So long as an
                          -------------------------------------
Insurer Default shall not have occurred and be continuing, the Insurer shall have the right to exercise all rights, including voting rights, which the Noteholders are entitled to exercise pursuant to this Indenture, without any consent of such Noteholders, subject to any rights specifically granted to Noteholders in respect of amendments to this Agreement pursuant to Sections 3.07(e) and 9.02.

          Notwithstanding any provision in this Indenture to the contrary, for so long as an Insurer Default shall have occurred and be continuing, the Insurer shall not have the right to take any action under this Agreement or to control or direct the actions of the Trust, the Seller, the Indenture Trustee or the Owner Trustee pursuant to the terms of this Indenture, nor shall the consent of the Insurer be required with respect to any action (or waiver of a right to take action) to be taken by the Trust, the Seller, the Indenture Trustee, the Owner Trustee or the Noteholders; provided that the consent of the Insurer shall be
                            --------
required at all times (which consent, so long as an Insurer Default has occurred and is continuing, shall not be unreasonably withheld) with respect to any amendment of this Indenture.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and delivered as of the day and year first above written.

                                    ANRC AUTO OWNER TRUST
                                    _________, as Issuer

                                        By: ____________, not in its individual
                                        capacity but solely as Owner Trustee

                                    By: ____________________
                                        Name:
                                        Title:

                                    ________________________,
                                        as Indenture Trustee

                                    By: ____________________
                                        Name:
                                        Title:

                                  SCHEDULE A

                             SCHEDULE OF CONTRACTS

[Schedules of Contracts are on file at the offices of the Seller, the Servicer, the Indenture Trustee and the Insurer]

                                                                       EXHIBIT A
                                                                       ---------

                       FORM OF NOTE DEPOSITORY AGREEMENT

                             [Begins on Next Page]

                                                                       EXHIBIT B
                                                                       ---------

                            FORM OF CLASS A-1 NOTE

          UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS
                                                   ---
AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THIS SECURITY IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES.

          THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                      ANRC AUTO OWNER TRUST ____________

                      ____% ASSET-BACKED NOTE, CLASS A-1

                                               REGISTERED $_____________________
                                              No. 1 CUSIP NO. __________________

          ANRC Auto Owner Trust ______________, a business trust organized and existing under the laws of the State of Delaware (the "Issuer"), for value
                                                       ------
received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of _________________________________ ($_____________), payable to the extent described in the Indenture and the Sale and Servicing Agreement referred to on the reverse hereof on each Distribution Date; provided that the
                                                             --------
entire unpaid principal amount of this Note shall be payable on the earlier of the Distribution Date occurring in _____________________ (the "Class A-1 Final
                                                               ---------------
Scheduled Distribution Date") and the Redemption Date, if any, selected pursuant
---------------------------
to the Indenture.

          The Issuer will pay interest on this Note at the Class A-1 Note Rate shown above on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), or on the Closing Date in the case of the first Distribution Date, subject to certain limitations contained in the Indenture. Interest on this Note will accrue for each Distribution Date during the period (the "Interest Accrual Period" with
                                                   -----------------------
respect to such Distribution Date) from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date. The Issuer shall pay interest on overdue installments of interest at the Class A-1 Note Rate to the extent lawful. Interest will be computed on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          The Notes are entitled to the benefits of a financial guaranty insurance policy (the "Insurance Policy") issued by ___________ (the "Insurer"),
                       ----------------                               -------
pursuant to which the Insurer has unconditionally guaranteed payment of the Note Interest Distributable Amount on each Distribution Date and the Guaranteed Note Principal Amount of the Notes, all as more fully set forth in the Insurance Policy.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Authorized Officer, as set forth below.

Date:  ______________, _____             ANRC AUTO OWNER TRUST _______________

                                         By: _________________________________,
                                             not in its individual capacity, but
                                             solely as Owner Trustee

                                         By: _________________________________,
                                             Name:
                                             Title:

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                               ____________________________, as
                                               Indenture Trustee

                                               By: ____________________________
                                                   Authorized Signatory

                          [REVERSE OF CLASS A-1 NOTE]

          This Note is one of a duly authorized issue of Notes of the Issuer, designated as its "____% Asset-Backed Notes, Class A-1" (the "Class A-1 Notes"),
                                                              ---------------
all issued under the Indenture, dated as of _________, ____ (as amended, supplemented or otherwise modified and in effect from time to time, the "Indenture"), between the Issuer and ______________________, as indenture
 ---------
trustee (the "Indenture Trustee"), to which Indenture and all indentures
              -----------------
supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Insurer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended, and if not defined therein, in the Sale and Servicing Agreement (as defined in the Indenture).

          The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes (collectively, the "Notes") are and will be equally and ratably
                                    -----
secured by the collateral pledged as security therefor as provided in the Indenture.

          Principal payable on the Class A-1 Notes will be paid on each Distribution Date in the amount specified in the Indenture and the Sale and Servicing Agreement. As described above, the entire unpaid principal amount of this Note will be payable on the earlier of the Class A-1 Final Scheduled Distribution Date and the Redemption Date, if any, selected pursuant to the Indenture. Notwithstanding the foregoing, under certain circumstances, the entire unpaid principal amount of the Class A-1 Notes shall be due and payable following the occurrence and continuance of an Event of Default, as described in the Indenture. All principal payments on the Class A-1 Notes shall be made pro
                                                                            ---
rata to the Class A-1 Noteholders entitled thereto.
----

          Payments of principal and interest on this Note due and payable on each Distribution Date or Redemption Date shall be made by check mailed to the Person whose name appears as the registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the related Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Distribution Date or Redemption Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the remaining unpaid principal amount of this Note on a Distribution Date or Redemption Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Holder hereof as of the Record Date preceding such

Distribution Date or Redemption Date by notice mailed within five days of such Distribution Date or Redemption Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office of the Indenture Trustee or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

          As provided in the Indenture, the Notes are subject to redemption in whole, but not in part, on any Distribution Date as of which the Pool Balance is less than or equal to 10% of the Original Pool Balance.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or Agency designated by the Issuer pursuant to the Indenture. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law.

          The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness secured by the Collateral. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and the Insurer and any agent of the Issuer, the Indenture Trustee or the Insurer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee, the Insurer nor any such agent shall be affected by notice to the contrary.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Insurer and, so long as an Insurer Default has occurred and is continuing, of the Holders of Notes representing not less than a majority of the Outstanding Principal Amount of the Notes. The Indenture also contains provisions permitting the Insurer and, so long as an Insurer Default has occurred and is continuing, the Indenture Trustee or the Holders of Notes representing specified percentages of the Outstanding Principal Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Insurer or Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Insurer or Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee with the consent of the Insurer to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

          The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Note and the Indenture shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be construed in accordance with the laws of the State of New York without regard to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                                  ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                 */

Signature Guaranteed:

                       */

          */NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT C
                                                                       ---------

                            FORM OF CLASS A-2 NOTE

          UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS
                                                   ---
AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THIS SECURITY IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES.

          THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                        ANRC AUTO OWNER TRUST ____________

                        ____% ASSET-BACKED NOTE, CLASS A-2

                                                      REGISTERED $______________
                                                No. 1 CUSIP NO. ________________

          ANRC Auto Owner Trust _______________, a business trust organized and existing under the laws of the State of Delaware (the "Issuer"), for value
                                                       ------
received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ________________________________, ($____________), payable to the extent described in the Indenture and the Sale and Servicing Agreement referred to on the reverse hereof on each Distribution Date; provided that the
                                                             --------
entire unpaid principal amount of this Note shall be payable on the earlier of the Distribution Date occurring in ____________________________ (the "Class A-2
                                                                      ---------
Final Scheduled Distribution Date") and the Redemption Date, if any, selected
---------------------------------
pursuant to the Indenture. No payments of principal of the Class A-2 Notes shall be made until the principal amount of the Class A-1 Notes has been reduced to zero.

          The Issuer will pay interest on this Note at the Class A-2 Note Rate shown above on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding

Distribution Date), or on the Closing Date in the case of the first Distribution Date, subject to certain limitations contained in the Indenture. Interest on this Note will accrue for each Distribution Date during the period (the "Interest Accrual Period" with respect to such Distribution Date) from and
 -----------------------
including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing
Date) to but excluding such Distribution Date. The Issuer shall pay interest on overdue installments of interest at the Class A-2 Note Rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          The Notes are entitled to the benefits of a financial guaranty insurance policy (the "Insurance Policy") issued by ____________ (the
                       ----------------
"Insurer"), pursuant to which the Insurer has unconditionally guaranteed payment
 -------
of the Note Interest Distributable Amount on each Distribution Date and the Guaranteed Principal Amount of the Notes as more fully set forth in the Insurance Policy.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Authorized Officer, as set forth below.

Date:  ______________, _____           ANRC AUTO OWNER TRUST

                                       By: ____________________________________,
                                           not in its individual capacity, but
                                           solely as Owner Trustee

                                       By: ____________________________________,
                                           Name:
                                           Title:

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                               ___________________________, as
                                               Indenture Trustee

                                               By: ___________________________
                                                   Authorized Signatory

                          [REVERSE OF CLASS A-2 NOTE]

          This Note is one of a duly authorized issue of Notes of the Issuer, designated as its "____% Asset-Backed Notes, Class A-2" (the "Class A-2 Notes"),
                                                              ---------------
all issued under the Indenture, dated as of _________, ____ (as amended, supplemented or otherwise modified and in effect from time to time, the
"Indenture"), between the Issuer and       , as indenture trustee (the
"Indenture Trustee"), to which Indenture and all indentures supplemental thereto
 -----------------
reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Insurer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended, and if not defined therein, in the Sale and Servicing Agreement (as defined in the Indenture).

          The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes (collectively, the "Notes") are and will be equally and ratably
                                    -----
secured by the collateral pledged as security therefor as provided in the Indenture.

          Principal payable on the Class A-2 Notes will be paid on each Distribution Date in the amount specified in the Indenture and the Sale and Servicing Agreement. As described above, the entire unpaid principal amount of this Note will be payable on the earlier of the Class A-2 Final Scheduled Distribution Date and the Redemption Date, if any, selected pursuant to the Indenture. Notwithstanding the foregoing, under certain circumstances, the entire unpaid principal amount of the Class A-2 Notes shall be due and payable following the occurrence and continuance of an Event of Default, as described in the Indenture. All principal payments on the Class A-2 Notes shall be made pro
                                                                            ---
rata to the Class A-2 Noteholders entitled thereto.
----

          Payments of principal and interest on this Note due and payable on each Distribution Date or Redemption Date shall be made by check mailed to the Person whose name appears as the registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the related Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Distribution Date or Redemption Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the remaining unpaid principal amount of this Note on a Distribution Date or Redemption Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Holder hereof as of the Record Date preceding such

Distribution Date or Redemption Date by notice mailed within five days of such Distribution Date or Redemption Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note, at the Corporate Trust Office of the Indenture Trustee or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

          As provided in the Indenture, the Notes are subject to redemption in whole, but not in part, on any Distribution Date as of which the Pool Balance is less than or equal to 10% of the Original Pool Balance.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or Agency designated by the Issuer pursuant to the Indenture. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law.

          The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness secured by the Collateral. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and the Insurer and any agent of the Issuer, the Indenture Trustee or the Insurer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee, the Insurer nor any such agent shall be affected by notice to the contrary.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Insurer and, so long as an Insurer Default has occurred and is continuing, of the Holders of Notes representing not less than a majority of the Outstanding Principal Amount of the Notes. The Indenture also contains provisions permitting the Insurer and, so long as an Insurer Default has occurred and is continuing, the Indenture Trustee or the Holders of Notes representing specified percentages of the Outstanding Principal Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Insurer or Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Insurer or Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee with the consent of the Insurer to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

          The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Note and the Indenture shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be construed in accordance with the laws of the State of New York without regard to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                                   ASSIGNMENT

          Social Security or taxpayer I.D. or other identifying number of assignee:

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                 */

Signature Guaranteed:


                       */

          */NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT D
                                                                       ---------

                             FORM OF CLASS A-3 NOTE

          UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS
                                                   ---
AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THIS SECURITY IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES.

          THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                       ANRC AUTO OWNER TRUST __________

                      ____% ASSET-BACKED NOTE, CLASS A-3

                                                REGISTERED $____________________
                                                No. 1 CUSIP NO. ________________

          ANRC Auto Owner Trust _______________, a business trust organized and existing under the laws of the State of Delaware (the "Issuer"), for value
                                                       ------
received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ________________________________, ($____________), payable to the extent described in the Indenture and the Sale and Servicing Agreement referred to on the reverse hereof on each Distribution Date; provided that the
                                                             --------
entire unpaid principal amount of this Note shall be payable on the earlier of the Distribution Date occurring in ____________________________ (the "Class A-3
                                                                      ---------
Final Scheduled Distribution Date") and the Redemption Date, if any, selected
---------------------------------
pursuant to the Indenture. No payments of principal of the class A-3 Notes shall be made until the principal amount of the Class A-1 and Class A-2 Notes have been reduced to zero.

          The Issuer will pay interest on this Note at the Class A-3 Note Rate shown above on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding

Distribution Date), or on the Closing Date in the case of the first Distribution Date, subject to certain limitations contained in the Indenture. Interest on this Note will accrue for each Distribution Date during the period (the "Interest Accrual Period" with respect to such Distribution Date) from and
 -----------------------
including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing
Date) to but excluding such Distribution Date. The Issuer shall pay interest on overdue installments of interest at the Class A-3 Note Rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          The Notes are entitled to the benefits of a financial guaranty insurance policy (the "Insurance Policy") issued by _________________ (the
                       ----------------
"Insurer"), pursuant to which the Insurer has unconditionally guaranteed payment
 -------
of the Note Interest Distributable Amount on each Distribution Date and the Guaranteed Principal Amount of the Notes as more fully set forth in the Insurance Policy.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Authorized Officer, as set forth below.

Date: _______________, _____       ANRC AUTO OWNER TRUST ______________________

                                   By:_________________________________________,
                                      not in its individual capacity, but
                                      solely as Owner Trustee

                                   By:_________________________________________,
                                      Name:
                                      Title:

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                           ______________________________, as
                                           Indenture Trustee


                                           By: ______________________________
                                               Authorized Signatory

                          [REVERSE OF CLASS A-3 NOTE]

          This Note is one of a duly authorized issue of Notes of the Issuer, designated as its "____% Asset-Backed Notes, Class A-3" (the "Class A-3 Notes"),
                                                              ---------------
all issued under the Indenture, dated as of _________, ____ (as amended, supplemented or otherwise modified and in effect from time to time, the "Indenture"), between the Issuer and ________________, as indenture trustee (the
 ---------
"Indenture Trustee"), to which Indenture and all indentures supplemental thereto
 -----------------
reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Insurer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended, and if not defined therein, in the Sale and Servicing Agreement (as defined in the Indenture).

          The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes (collectively, the "Notes") are and will be equally and ratably
                                    -----
secured by the collateral pledged as security therefor as provided in the Indenture.

          Principal payable on the Class A-3 Notes will be paid on each Distribution Date in the amount specified in the Indenture and the Sale and Servicing Agreement. As described above, the entire unpaid principal amount of this Note will be payable on the earlier of the Class A-3 Final Scheduled Distribution Date and the Redemption Date, if any, selected pursuant to the Indenture. Notwithstanding the foregoing, under certain circumstances, the entire unpaid principal amount of the Class A-3 Notes shall be due and payable following the occurrence and continuance of an Event of Default, as described in the Indenture. All principal payments on the Class A-3 Notes shall be made pro
                                                                           ---
rata to the Class A-3 Noteholders entitled thereto.
----

          Payments of principal and interest on this Note due and payable on each Distribution Date or Redemption Date shall be made by check mailed to the Person whose name appears as the registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the related Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Distribution Date or Redemption Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the remaining unpaid principal amount of this Note on a Distribution Date or Redemption Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Holder hereof as of the Record Date preceding such

Distribution Date or Redemption Date by notice mailed within five days of such Distribution Date or Redemption Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note, at the Corporate Trust Office of the Indenture Trustee or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

          As provided in the Indenture, the Notes are subject to redemption in whole, but not in part, on any Distribution Date as of which the Pool Balance is less than or equal to 10% of the Original Pool Balance.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or Agency designated by the Issuer pursuant to the Indenture. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law.

          The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness secured by the Collateral. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and the Insurer and any agent of the Issuer, the Indenture Trustee or the Insurer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee, the Insurer nor any such agent shall be affected by notice to the contrary.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Insurer and, so long as an Insurer Default has occurred and is continuing, of the Holders of Notes representing not less than a majority of the Outstanding Principal Amount of the Notes. The Indenture also contains provisions permitting the Insurer and, so long as an Insurer Default has occurred and is continuing, the Indenture Trustee or the Holders of Notes representing specified percentages of the Outstanding Principal Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Insurer or Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Insurer or Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee with the consent of the Insurer to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

          The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Note and the Indenture shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be construed in accordance with the laws of the State of New York without regard to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                                  ASSIGNMENT

          Social Security or taxpayer I.D. or other identifying number of assignee:

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _______________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                  */


Signature Guaranteed:

                        */

          */NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT E
                                                                       ---------

                            FORM OF CLASS A-4 NOTE

          UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS
                                                   ---
AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THIS SECURITY IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES.

          THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                       ANRC AUTO OWNER TRUST __________

                      ____% ASSET-BACKED NOTE, CLASS A-4

                                                      REGISTERED $______________
                                                     No.1 CUSIP NO. ____________

          ANRC Auto Owner Trust _______________, a business trust organized and existing under the laws of the State of Delaware (the "Issuer"), for value
                                                       ------
received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ___________________________________ ($__________), payable to the extent described in the Indenture and the Sale and Servicing Agreement referred to on the reverse hereof on each Distribution Date; provided that the
                                                             --------
entire unpaid principal amount of this Note shall be payable on the earlier of the Distribution Date occurring in _________________________ (the "Class A-4
                                                                   ---------
Final Scheduled Distribution Date") and the Redemption Date, if any, selected
---------------------------------
pursuant to the Indenture. No payments of principal of the Class A-4 Notes shall be made until the principal amount of the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes has been reduced to zero.

          The Issuer will pay interest on this Note at the Class A-4 Note Rate shown above on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding

Distribution Date), or on the Closing Date in the case of the first Distribution Date, subject to certain limitations contained in the Indenture. Interest on this Note will accrue for each Distribution Date during the period (the "Interest Accrual Period" with respect to such Distribution Date) from and
 -----------------------
including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing
Date) to but excluding such Distribution Date. The Issuer shall pay interest on overdue installments of interest at the Class A-4 Note Rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          The Notes are entitled to the benefits of a financial guaranty insurance policy (the "Insurance Policy") issued by ___________ (the "Insurer"),
                       ----------------                          ------------
pursuant to which the Insurer has unconditionally guaranteed payment of the Note Interest Distributable Amount on each Distribution Date and the Guaranteed Note Principal Amount of the Notes all as more fully set forth in the Insurance Policy.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                                  ASSIGNMENT

          Social Security or taxpayer I.D. or other identifying number of assignee:

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _______________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                  */


Signature Guaranteed:

                        */

          */NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Authorized Officer, as set forth below.

Date:  ______________, _____           ANRC AUTO OWNER TRUST _________________

                                       By:____________________________________,
                                          not in its individual capacity, but
                                          solely as Owner Trustee

                                       By:____________________________________,
                                          Name:
                                          Title:

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                              _______________________________, as
                              Indenture Trustee

                              By:________________________________
                                 Authorized Signatory

                          [REVERSE OF CLASS A-4 NOTE]

          This Note is one of a duly authorized issue of Notes of the Issuer, designated as its "____% Asset-Backed Notes, Class A-4" (the "Class A-4 Notes"),
                                                              ---------------
all issued under the Indenture, dated as of ______________, ____ (as amended, supplemented or otherwise modified and in effect from time to time, the "Indenture"), between the Issuer and _______________________________, as
 ---------
indenture trustee (the "Indenture Trustee"), to which Indenture and all
                        -----------------
indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Insurer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended, and if not defined therein, in the Sale and Servicing Agreement (as defined in the Indenture).

          The Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and the Class A-4 Notes (collectively, the "Notes") are and will be equally and ratably secured
                            -----
by the collateral pledged as security therefor as provided in the Indenture.

          Principal payable on the Class A-4 Notes will be paid on each Distribution Date in the amount specified in the Indenture and the Sale and Servicing Agreement. As described above, the entire unpaid principal amount of this Note will be payable on the earlier of the Class A-4 Final Scheduled Distribution Date and the Redemption Date, if any, selected pursuant to the Indenture. Notwithstanding the foregoing, under certain circumstances, the entire unpaid principal amount of the Class A-4 Notes shall be due and payable following the occurrence and continuance of an Event of Default, as described in the Indenture. All principal payments on the Class A-4 Notes shall be made pro
                                                                            ---
rata to the Class A-4 Noteholders entitled thereto.
----

          Payments of principal and interest on this Note due and payable on each Distribution Date or Redemption Date shall be made by check mailed to the Person whose name appears as the registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the related Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Distribution Date or Redemption Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the remaining unpaid principal amount of this Note on a Distribution Date or Redemption Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Holder hereof as of the Record Date preceding such

Distribution Date or Redemption Date by notice mailed within five days of such Distribution Date or Redemption Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office of the Indenture Trustee or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

          As provided in the Indenture, the Notes are subject to redemption in whole, but not in part, on any Distribution Date as of which the Pool Balance is less than or equal to 10% of the Original Pool Balance.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or Agency designated by the Issuer pursuant to the Indenture. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law.

          The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness secured by the Collateral. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and the Insurer and any agent of the Issuer, the Indenture Trustee or the Insurer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee, the Insurer nor any such agent shall be affected by notice to the contrary.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Insurer and, so long as an Insurer Default has occurred and is continuing, of the Holders of Notes representing not less than a majority of the Outstanding Principal Amount of the Notes. The Indenture also contains provisions permitting the Insurer and, so long as an Insurer Default has occurred and is continuing, the Indenture Trustee or the Holders of Notes representing specified percentages of the Outstanding Principal Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Insurer or Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Insurer or Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee with the consent of the Insurer to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

          The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Note and the Indenture shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be construed in accordance with the laws of the State of New York without regard to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                                  ASSIGNMENT

          Social Security or taxpayer I.D. or other identifying number of assignee:

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                  */


Signature Guaranteed:

                        */

          */NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.